                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) JANUARY 27, 1995

                           COMMERCIAL METALS COMPANY
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

             1-4304                                     75-0725338
     (Commission File Number)               (IRS Employer Identification NO.)

   7800 Stemmons Freeway, Dallas, Texas                   75247
 (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code (214) 689-4300

Item 1.  Not Applicable.

Item 2.  Acquisition of Assets.

                 As reported on Form 8-K filed November 30, 1994, Commercial Metals Company (the "Company") acquired on November 15, 1994, by merger, Owen Steel Company, Inc. and two affiliated corporations, Owen Miscellaneous Metals, Inc., and South Carolina Steel Corporation. This Form 8-K is being filed to include the financial statements and pro forma financial information required in connection with the acquisition which were not available at the November 30 filing of the Form 8-K reporting the acquisition.

Items 3. and 4.  Not Applicable.

Item 5.  Other Events.

         See Item 3. Legal Proceedings in the Company's Annual Report on Form 10-K for the year ended August 31,1994, filed November 28, 1994, and Form 8-K filed November 30, 1994, concerning litigation involving the Company's subsidiary, CMC Oil Company and the Federal Energy Regulatory Commission of the United States Department of Energy. On January 20, 1995, CMC Oil Company filed Notice of Appeal of the November 22, 1994, District Court Order granting the Government's Motion for Summary Judgment and affirming the November 30, 1993, Remedial Order issued by the Federal Energy Regulatory Commission. Notice of Appeal was filed in the United States Court of Appeals for the Fifth Circuit and for the Federal Circuit with respect to issues over which each Court of Appeals has jurisdiction.

Item 6.  Not Applicable.

Item 7.  Financial Statements and Exhibits.

         (a)     Financial statements of businesses acquired.

                 Audited financial statements:
                 Owen Steel Company, Inc. - year ended December 31, 1993
                 Owen Steel Company, Inc. - year ended December 31, 1992
                 Owen Steel Company, Inc. - year ended December 31, 1991
                 South Carolina Steel Corporation - year ended December 31,
                 1993
                 South Carolina Steel Corporation - year ended December 31,
                 1992
                 South Carolina Steel Corporation - year ended December 31,
                 1991
                 Owen Miscellaneous Metals, Inc. - year ended December 31, 1993 Owen Miscellaneous Metals, Inc. - year ended December 31, 1992 Owen Miscellaneous Metals, Inc. - year ended December 31, 1991

                 Unaudited financial statements:
                 Owen Steel Company, Inc. - Nine months ended September 30, 1994 and 1993
                 South Carolina Steel Corporation - Nine months ended September 30, 1994 and 1993
                 Owen Miscellaneous Metals, Inc. - Nine months ended September 30, 1994 and 1993

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                                FINANCIAL REPORT

                               DECEMBER 31, 1993

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                                     INDEX

                          YEAR ENDED DECEMBER 31, 1993




INDEPENDENT AUDITOR'S REPORT ON THE FINANCIAL STATEMENTS


EXHIBITS

     A           CONSOLIDATED BALANCE SHEET

     B           CONSOLIDATED STATEMENT OF INCOME

     C           CONSOLIDATED STATEMENT OF RETAINED EARNINGS

     D           CONSOLIDATED STATEMENT OF CASH FLOWS

     E           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          INDEPENDENT AUDITOR'S REPORT




To the Board of Directors
Owen Steel Company, Inc.
Columbia, South Carolina


We have audited the accompanying consolidated balance sheet of Owen Steel Company, Inc. and its subsidiaries as of December 31, 1993, and the related consolidated statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Owen Steel Company, Inc. and its subsidiaries as of December 31, 1993, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ DERRICK, STUBBS & STITH
Derrick, Stubbs & Stith
March 8, 1994

                                                                       EXHIBIT A
                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1993


         ASSETS
         ------
Current Assets:
- --------------

  Cash                                   $     5,086,292
  Accounts Receivable - Customers,
    Less, Allowance for Doubtful Accounts
    of $ 127,055                              26,992,171
  Accounts Receivable - Other                     59,548
  Income Tax Refunds Due                       5,110,700
  Inventories                                 20,776,721
  Prepaid Expenses                               104,256
                                         ---------------
                                                            $   58,129,688
Long-Term Investments:
- ---------------------
  Other Investments (Note 2)                                        75,000

Property and Equipment:
- ----------------------
  Land                                   $     2,014,145
  Offices and Plants                          13,694,918
  Machinery and Equipment                     63,183,294
  Furniture and Fixtures                       2,582,486
  Autos and Trucks                             5,849,638
  Other                                        1,404,538
                                         ---------------
    Total Cost                           $    88,729,019
  Less, Accumulated Depreciation              48,544,611
                                         ---------------
                                                                40,184,408
Other Assets:
- ------------
  Cash Surrender Value of Life Insurance $     2,619,440
  Fixed Assets Under Construction                412,533
  Deferred Charges                               342,018
  Other Assets                                     3,490
                                         ---------------
                                                                 3,377,481
                                                            --------------



      Total Assets                                          $  101,766,577
                                                            ==============

          LIABILITIES AND STOCKHOLDERS' EQUITY
          ------------------------------------
Current Liabilities:
  Accounts Payable                       $    20,616,521
  Notes Payable - Amount Due
    Within One Year
    (Notes 3 and 4)                           15,151,225
  Payroll Taxes Payable                          165,172
  Sales Taxes Payable                            295,478
  Accrued Expenses                             1,683,566
  Provision for Waste Removal                    418,456
  Other Liabilities                                7,127
                                         ---------------
                                                            $   38,337,545
Long-Term Liabilities:
- ---------------------
  Notes and Loans Payable - Amount
    Due After One
    Year (Notes 3 and 4)                 $    19,157,192
  Accrued Deferred Compensation Expense
    (Note 5)                                     747,278
                                         ---------------
                                                                19,904,470
                                                            --------------

        Total Liabilities                                   $   58,242,015

Deferred Income Taxes (Note 7)                                     750,841
- ---------------------

Minority Interests                                               2,034,479
- ------------------

Stockholders' Equity:
- --------------------
  Common Stock:
    Class A Voting (1,000,000
      shares of $ 1 par
      value authorized; 865,500
      shares issued)                     $       865,500
    Class B Non-Voting (4,000,000
      shares of $ 1 par
      value authorized; 2,820,000
      shares issued)                           2,820,000
    Additional Paid-In Capital                    60,000
    Retained Earnings - Exhibit C             39,393,415
                                         ---------------
                                         $    43,138,915
Less, Cost of Treasury Stock
  (639,654 shares)                             2,399,673
                                                            --------------
                                                                40,739,242
                                                            --------------

  Total Liabilities and Stockholders' Equity                $  101,766,577
                                                            ==============


See Notes to Financial Statements.

                                                                       EXHIBIT B

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                        CONSOLIDATED STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1993


                                                         % of
                                       Amount           Sales
                                   -------------       -------
Sales                              $ 211,656,333        100.00

Cost of Sales                        195,827,075         92.50
                                   -------------        ------
  Gross Income                     $  15,829,258          7.50

General and Administrative
  Expenses                            33,391,103         15.77
                                   -------------        ------
  Net Operating Income             $ (17,561,845)        (8.27)

Other Income and Expenses - Net       (2,822,810)        (1.33)
                                   -------------        ------

  Net Income (Loss) Before Taxes   $ (20,384,655)        (9.60)

Income Taxes (Refunds)                (5,437,829)        (2.57)
                                   -------------        ------
  Net Income (Loss) Before
   Minority Interests              $ (14,946,826)        (7.03)

Minority Interests                    (1,060,228)         (.50)
                                   --------------       ------
  Net Income (Loss) - Exhibit C    $ (13,886,598)        (6.53)
                                   =============        ======




See Notes to Financial Statements.

                                                                       EXHIBIT C

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                  CONSOLIDATED STATEMENT OF RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 1993





Retained Earnings, Beginning                   $53,280,013
Net Income (Loss) - Exhibit B                  (13,886,598)
                                               -----------
Retained Earnings, Ending - Exhibit A          $39,393,415
                                               ===========



See Notes to Financial Statements.

                                                                       EXHIBIT D
                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1993



Cash Flows from Operating Activities:
- ------------------------------------
  Net Income (Loss) - Exhibit B                         $(13,886,598)

  Adjustments to Reconcile Net Income to Net Cash
    Provided by (Used in) Operating Activities:
      Depreciation and Amortization                        5,404,178

      Deferred Income Taxes                                 (389,122)
      Deferred Compensation                                   17,426
      Allowance for Doubtful Accounts                         19,826
      (Gain) Loss on Disposal of Property and Equipment      (94,291)

      Minority Interest in Net Income (Loss)              (1,060,228)

      Changes in Operating Assets and Liabilities:
        (Increase) Decrease in Accounts Receivable        12,961,508

        (Increase) Decrease in Inventories                 6,417,532
        (Increase) Decrease in Other Assets                  (65,391)
        Increase (Decrease) in Accounts Payable and
         Accrued Expenses                                   (713,770)
                                                        ------------
           Net Cash Provided by Operating Activities    $  8,611,070
                                                        ------------

Cash Flows from Investing Activities:
- ------------------------------------
  Purchase of Property and Equipment                    $ (1,293,392)

  Proceeds from Sale of Property and Equipment               261,895
  (Increase) Decrease in Cash Surrender Value of
    Life Insurance                                          (201,745)
                                                        ------------
     Net Cash (Used in) Investing Activities            $ (1,233,242)
                                                        ------------

Cash Flows from Financing Activities:
- ------------------------------------
  Proceeds from Long-Term Borrowings                    $    156,750
  Payments on Long-Term Debt                              (1,778,846)

  Increase (Decrease) in Short-Term Borrowings            (1,200,000)
                                                        ------------
    Net Cash (Used in) Financing Activities             $ (2,822,096)
                                                        ------------
Net Increase in Cash                                    $  4,555,732
- --------------------

Cash:
- ----
  Beginning                                                  530,560
                                                        ------------

  Ending                                                $  5,086,292
                                                        ============

Supplemental Disclosures of Cash Flow Information:
- -------------------------------------------------
  Cash Payment for:
    Interest                                            $  2,852,408
                                                        ============

    Income Taxes (Net of Refunds)                       $ (6,850,691)
                                                        ============


See Notes to Financial Statements.

                                                                       EXHIBIT E
                                                                         Sheet 1

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1993


1. Significant Accounting Policies:

   1.1 These consolidated financial statements include the accounts of the parent company and all of its subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

   1.2 Profits on contracts are recorded on the basis of the Company's estimate of projected revenue and costs on the percentage of completion method applied to individual contracts. Any revisions that are required in contract estimates during the course of the work are reflected in the accounting period in which the facts that require the revision become known.

   1.3 Inventories are stated at the lower of cost or market, using principally the last-in, first-out method (LIFO).

   1.4 Property and Equipment is stated at cost. For financial reporting purposes, depreciation is computed using principally the accelerated method (except at the Company's subsidiary, Owen Electric Steel Company of South Carolina, which uses principally the straight-line method) over the useful lives of the assets which are as follows:

                                                          Years
                                                          -----
                 Autos and Trucks                        3 to 4
                 Machinery and Equipment                5 to 10
                 Office Furniture and Fixtures          5 to 10
                 Computer Hardware and Software            5
                 Buildings                                 20
                 New Melt Shop Equipment at Owen
                  Electric Steel Company of South Carolina 12

   1.5 The Company participates in a deferred cash [401(k)] plan covering full time employees who have one year of service and are age twenty-one or older. Company contributions to the Plan are determined annually by the Board of Directors.
       Participants are immediately one hundred percent (100%) vested. The Company does not have any unfunded liability under this Plan. The Company made contributions to the Plan for the year ended December 31, 1993 of $ 462,054.

   1.6 Deferred income taxes are recognized for differences in the time of recording items of income and expense in the financial records and their inclusion in or deduction from taxable income.

   1.7 The Company has elected to expense all applicable research and development expense.

                                                                       EXHIBIT E
                                                                         Sheet 2

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1993


2. Other Investments:

   Other Investments represent a qualified investment in The Palmetto Seed Capital Corporation. This is a fund that provides financing to high growth oriented start-up businesses or prestart-up businesses in the state of South Carolina. This investment is not anticipated by the Company to achieve a high rate of return.

3. Notes Payable:

   3.1 On July 1, 1992, the Company and each of its subsidiaries entered into an unsecured credit agreement with South Carolina National Bank. Under the terms of this agreement, the parent company could borrow a maximum of $15,000,000 at the prime rate or, at the Company's option LIBOR plus 2%. This agreement was effective through June 30, 1993.

       This loan agreement, with a maximum borrowing amount of $10,000,000 and a rate of prime plus 3/4%, was extended through July 31, 1993. No agreements have been made for the period after July 31, 1993. Interest payments on this loan balance have been paid timely. The loan balance at December 31, 1993 was $10,000,000.

   3.2 On October 24, 1990, the Company entered into a $27,000,000 unsecured loan agreement with Principal Mutual Life Insurance Company and Confederation Life Insurance Company. Interest at a fixed rate of 9.51% is paid quarterly commencing on December 30, 1990.

       Principal is due in 32 equal quarterly installments commencing on March 30, 1992. The loan agreement is quaranteed by each of the subsidiaries. The remaining five year debt maturities of this loan are as follows:

               1994                     $ 5,062,500
               1995                       3,375,000
               1996                       3,375,000
               1997                       3,375,000
               1998                       3,375,000
               Remaining                  3,375,000
                                        -----------
                   Total                $21,937,500
                                        ===========

   3.3 $5,062,500 principal on this loan is due within one year.
       Included in the currently due amount is $1,687,500 of principal which was due, but not paid, in 1993. Interest payments on these loan balances have been paid timely.

   3.4 Both loan agreements contain requirements as to certain financial ratios, capital expenditures and insurance coverage along with other usual protective provisions. Owen Steel Company, Inc. and its subsidiaries have not complied with all of the provisions of these loan agreements.

                                                                       EXHIBIT E
                                                                         Sheet 3

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1993


3. Notes Payable (Continued):

   3.4 (Continued):

       The subsidiaries of Owen Steel Company, Inc. are:

              Owen Steel Company of N. C., Inc., Gastonia, North
                Carolina
              Owen of Georgia, Inc., Lawrenceville, Georgia
              Owen Steel Company of Florida, Jacksonville, Florida
              Owen Supply Company, Inc., Columbia, South Carolina
              Owen Industrial Products, Inc., Lexington, South Carolina Owen Electric Steel Company of South Carolina, Cayce,
                South Carolina
              Owen Joist Corporation, Cayce, South Carolina
              Owen Joist of Florida, Inc., Starke, Florida

   3.5 Owen Steel Company, Inc. has made loans on certain life insurance policies owned by the Company. These loans bear interest at a rate of 5% to 8% per annum and are shown as a long-term liability since it is anticipated that these loans will not be repaid within one year. The cash surrender values and outstanding policy loans at December 31, 1993 are as follows:


            Cash Surrender Values           $2,619,440
                                            ==========

            Outstanding Policy Loans        $2,201,354
                                            ==========

4.  Capital Lease Obligation:

    Two subsidiaries of the Company have entered into a lease purchase agreement for equipment that qualifies as a capital lease obligation and, accordingly, have been recorded as a purchase of fixed assets. The future lease payments are as follows:

                                            Total
        Year         Principal  Interest   Payment
     ----------      ---------  --------  ----------
        1994          $ 88,725  $12,652    $101,377
        1995            42,239    6,265      48,504
        1996            38,599    1,821      40,420
                      --------  -------    --------
                      $169,563  $20,738    $190,301
                      ========  =======    ========

                                                                       EXHIBIT E
                                                                         Sheet 4

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1993


5.  Deferred Compensation Agreements:

    The Company has entered into deferred compensation agreements with certain key employees providing for payments only if the participant remains continuously in the employ of the Company until the agreed retirement age of 65, or upon death or disability, if
    earlier.   The agreements  do not require funding and there are no
    vested benefits prior to reaching age 65 or the date of death or disability. Of the total balance of $747,278, at December 31, 1993, $ 243,100 is calculated on the actuarial present value of the
    future benefits using an 8% assumed rate of return.   The remainder
    of the liability, $ 504,178, accrues interest and does not require any actuarial assumptions.

6.  Backlog:

    One of the Company's operations consists of the fabrication of reinforcing steel. Most of its contracts for these products are fixed price contracts. Scrap steel is a major cost component of reinforcing steel. During the year 1993, scrap prices increased substantially. If these scrap prices do not moderate downward, the Company will likely suffer losses in fulfilling the remaining portions of most of its fabricated reinforcing steel contracts. As of December 31, 1993, the Company had approximately 78,411 net tons remaining to be fabricated on these reinforcing contracts. No provisions have been made for any future losses that may be incurred when these contracts are fabricated.

7.  Income Tax Matters:

    Net deferred tax liabilities consist of the following at December
    31, 1993:



       Deferred Tax Assets        $2,623,369

       Deferred Tax Liabilities    3,374,210
                                  ----------
                                  $  750,841
                                  ==========

    During the year ended December 31, 1993, the Company generated various state and federal net operating loss carryforwards. The amount of the federal net operating loss carryforward at December 31, 1993 is $4,090,000. Management has not recorded a deferred tax asset for any amount of federal tax associated with the future use of this net operating loss carryforward.

    The Company's deferred tax asset at December 31, 1993 includes $1,713,471 of alternative minimum tax credit carryforward which may be carried forward indefinitely to reduce future regular federal income taxes payable.

                                                                       EXHIBIT E
                                                                         Sheet 5

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1993


8.  Suspended Operations:

    The Company has temporarily suspended the structural fabrication operations at its subsidiary companies' plants in Gastonia, North Carolina, Lawrenceville, Georgia and Jacksonville, Florida until the economic outlook in these markets warrants restarting these operations. To facilitate its re-entry into these markets, the Company plans on retaining the physical facilities related to structural fabrication. The Company continues to fabricate reinforcing steel at these plants.

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                                FINANCIAL REPORT

                               DECEMBER 31, 1992

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                                     INDEX

                          YEAR ENDED DECEMBER 31, 1992




INDEPENDENT AUDITOR'S REPORT ON THE FINANCIAL STATEMENTS


  EXHIBITS
  --------
     A           CONSOLIDATED BALANCE SHEET

     B           CONSOLIDATED STATEMENT OF INCOME

     C           CONSOLIDATED STATEMENT OF RETAINED EARNINGS

     D           CONSOLIDATED STATEMENT OF CASH FLOWS

     E           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          INDEPENDENT AUDITOR'S REPORT




To the Board of Directors
Owen Steel Company, Inc.
Columbia, South Carolina


We have audited the accompanying consolidated balance sheet of Owen Steel Company, Inc. and its subsidiaries as of December 31, 1992, and the related consolidated statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Owen Steel Company, Inc. and its subsidiaries as of December 31, 1992, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ DERRICK, STUBBS & STITH
Derrick, Stubbs & Stith
March 5, 1993

                                                                       EXHIBIT A
                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1992


                 ASSETS
                 ------
Current Assets:
- --------------
  Cash                                                                            $         530,560
  Accounts Receivable - Customers,
    Less, Allowance for Doubtful Accounts
    of $ 107,229                                                                         38,499,412
  Accounts Receivable - Other                                                                35,547
  Income Tax Refunds Due                                                                  6,608,794
  Inventories                                                                            27,194,253
  Prepaid Expenses                                                                           87,486
                                                                                  -----------------
                                                                                                        $ 72,956,052
Long-Term Investments:
- ---------------------
  Other Investments (Note 3)                                                                                  75,000

Property and Equipment:
- ----------------------
  Land                                                                            $       1,975,110
  Offices and Plants                                                                     13,270,926
  Machinery and Equipment                                                                62,695,693
  Furniture and Fixtures                                                                  2,560,067
  Autos and Trucks                                                                        6,422,358
  Other                                                                                   1,352,147
                                                                                  -----------------
    Total Cost                                                                    $      88,276,301
  Less, Accumulated Depreciation                                                         43,968,001
                                                                                  -----------------
                                                                                                          44,308,300
Other Assets:
- ------------
  Cash Surrender Value of Life Insurance                                          $       2,417,695
  Fixed Assets Under Construction                                                           567,031
  Deferred Charges                                                                          287,001
  Other Assets                                                                                9,886
                                                                                  -----------------
                                                                                                           3,281,613
                                                                                                        ------------



      Total Assets                                                                                      $120,620,965
                                                                                                        ============

Current Liabilities:
- -------------------
  Accounts Payable                                                                $      21,872,316
  Notes Payable - Amount Due Within One Year
    (Notes 4 and 5)                                                                      14,660,355
  Payroll Taxes Payable                                                                     226,954
  Sales Taxes Payable                                                                       251,725
  Accrued Expenses                                                                          912,203
  Provision for Waste Removal                                                               625,000
  Other Liabilities                                                                          11,893
                                                                                  -----------------
                                                                                                         $38,560,446
Long-Term Liabilities:
- ---------------------
  Notes and Loans Payable - Amount Due After
    One Year (Notes 4 and 5)                                                      $      22,470,157
  Accrued Deferred Compensation Expense
    (Note 6)                                                                                729,852
                                                                                  -----------------
                                                                                                          23,200,009
                                                                                                        ------------

        Total Liabilities                                                                               $ 61,760,455

Deferred Income Taxes                                                                                      1,139,963
- ---------------------

Minority Interests                                                                                         3,094,707
- ------------------

Stockholders' Equity:
- --------------------
  Common Stock:
    Class A Voting (1,000,000 shares of $ 1 par
      value authorized; 865,500 shares issued)                                    $         865,500
    Class B Non-Voting (4,000,000 shares of $ 1 par
      value authorized; 2,820,000 shares issued)                                          2,820,000
    Additional Paid-In Capital                                                               60,000
    Retained Earnings - Exhibit C                                                        53,280,013
                                                                                  -----------------
                                                                                  $      57,025,513
Less, Cost of Treasury Stock (639,654 shares)                                             2,399,673
                                                                                  -----------------
                                                                                                          54,625,840
                                                                                                        ------------

  Total Liabilities and Stockholders' Equity                                                            $120,620,965
                                                                                                        ============

See Notes to Financial Statements.

                                                                       EXHIBIT B

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                        CONSOLIDATED STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1992


                                                                                                % of
                                                                    Amount                      Sales
                                                                 -------------                 ------
                                                                                               <
Sales                                                            $ 198,707,317                 100.00
Cost of Sales                                                      177,367,314                  89.26
                                                                 -------------                 ------
  Gross Income                                                   $  21,340,003                  10.74
General and Administrative Expenses                                 35,616,517                  17.92
                                                                 -------------                 ------
  Net Operating Income                                           $ (14,276,514)                 (7.18)
Other Income and Expenses - Net                                     (1,633,580)                  (.83)
                                                                 -------------                 ------
  Net Income (Loss) Before Taxes                                 $ (15,910,094)                 (8.01)
Income Taxes (Refunds)                                              (5,481,064)                 (2.76)
                                                                 -------------                 ------
  Net Income (Loss) Before Minority
   Interests                                                     $ (10,429,030)                 (5.25)
Minority Interests                                                    (791,130)                  (.40)
                                                                 -------------                 ------
  Net Income (Loss) - Exhibit C                                  $  (9,637,900)                 (4.85)
                                                                 =============                 ======




See Notes to Financial Statements.

                                                                       EXHIBIT C

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                  CONSOLIDATED STATEMENT OF RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 1992





Retained Earnings, Beginning                                                     $  63,527,082
Net Income (Loss) - Exhibit B                                                       (9,637,900)
Dividends Paid                                                                        (609,169)
                                                                                 -------------
Retained Earnings, Ending - Exhibit A                                            $  53,280,013
                                                                                 =============



See Notes to Financial Statements.

                                                                       EXHIBIT D
                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1992


Cash Flows from Operating Activities:
- ------------------------------------
  Net Income (Loss) - Exhibit B                                                    $   (9,637,900)
  Adjustments to Reconcile Net Income to Net Cash
    Provided by (Used in) Operating Activities:
      Depreciation and Amortization                                                     4,448,431
      Deferred Income Taxes                                                             1,056,165
      Deferred Compensation                                                                24,781
      Allowance for Doubtful Accounts                                                       3,921
      (Gain) Loss on Disposal of Property and Equipment                                    63,700
      Minority Interest in Net Income (Loss)                                             (791,130)
      Changes in Operating Assets and Liabilities:
        (Increase) Decrease in Accounts Receivable                                     (3,117,909)
        (Increase) Decrease in Inventories                                             (3,185,633)
        (Increase) Decrease in Other Assets                                                68,408
        Increase (Decrease) in Accounts Payable and
         Accrued Expenses                                                               2,582,934
                                                                                   --------------
           Net Cash (Used in) Operating Activities                                 $   (8,484,232)
                                                                                   --------------

Cash Flows from Investing Activities:
- ------------------------------------
  Purchase of Property and Equipment                                               $  (10,709,294)
  Proceeds from Sale of Property and Equipment                                             26,662
  Decrease in Short-Term Investments                                                    9,126,446
  (Increase) Decrease in Loans to Affiliates                                              897,000
  (Increase) Decrease in Cash Surrender Value of Life Insurance                          (393,062)
                                                                                   --------------
     Net Cash (Used in) Investing Activities                                       $   (1,052,248)
                                                                                   --------------

Cash Flows from Financing Activities:
- ------------------------------------
  Proceeds from Long-Term Borrowings                                               $    2,323,166
  Payments on Long-Term Debt                                                           (3,392,653)
  Increase (Decrease) in Short-Term Borrowings                                         11,200,000
  Dividends Paid                                                                         (609,169)
                                                                                   --------------
    Net Cash Provided by Financing Activities                                      $    9,521,344
                                                                                   --------------

Net Increase (Decrease) in Cash                                                    $      (15,136)
- -------------------------------

Cash:
- ----
  Beginning                                                                               545,696
                                                                                   --------------
  Ending                                                                           $      530,560
                                                                                   ==============

Supplemental Disclosures of Cash Flow Information:
- -------------------------------------------------
  Cash Payment for:
    Interest (Net of Amounts Capitalized)                                          $    2,515,297
                                                                                   ==============

    Income Taxes (Net of Refunds)                                                  $   (2,360,540)
                                                                                   ==============


See Notes to Financial Statements.

                                                                       EXHIBIT E
                                                                         Sheet 1

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1992


1.   Significant Accounting Policies:

     1.1 These consolidated financial statements include the accounts of the parent company and all of its subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

     1.2 Profits on contracts are recorded on the basis of the Company's estimate of projected revenue and costs on the percentage of completion method applied to individual contracts. Any revisions that are required in contract estimates during the course of the work are reflected in the accounting period in which the facts that require the revision become known.

     1.3 Inventories are stated at the lower of cost or market, using principally the last-in, first-out method (LIFO).

     1.4 Property and Equipment is stated at cost. For financial reporting purposes, depreciation is computed using principally the accelerated method (except at the Company's subsidiary, Owen Electric Steel Company of South Carolina, which uses principally the straight-line method) over the useful lives of the assets which are as follows:

                                                                                    Years
                                                                                    -----
             Autos and Trucks                                                      3 to 4
             Machinery and Equipment                                              5 to 10
             Office Furniture and Fixtures                                        5 to 10
             Computer Hardware and Software                                          5
             Buildings                                                               20
             New Melt Shop Equipment at Owen
              Electric Steel Company of South Carolina                               12

     1.5 The Company participates in a deferred cash [401(k)] plan covering full time employees who have one year of service and are age twenty-one or older. Company contributions to the Plan are determined annually by the Board of Directors. Participants are immediately one hundred percent (100%) vested. The Company does not have any unfunded liability under this Plan. The Company made contributions to the Plan for the year ended December 31, 1992 of $ 598,129.

     1.6 Deferred income taxes are recognized for differences in the time of recording items of income and expense in the financial records and their inclusion in or deduction from taxable income.

     1.7 For purposes of reporting the statement of cash flows, the Company considers all commercial paper and tax-exempt bonds, regardless of maturity, to be short-term investments.

     1.8 The Company has elected to expense all applicable research and development expense.

                                                                       EXHIBIT E
                                                                         Sheet 2

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1992


2.   Loans Receivable - Affiliates:

     Prior to June 30, 1992, the Company had loan agreements with affiliated companies whereby loans were made bearing interest at prime less 1/4%. There were no outstanding loans receivable from the affiliates at December 31, 1992.

3.   Other Investments:

     Other Investments represent a qualified investment in The Palmetto Seed Capital Corporation. This is a fund that provides financing to high growth oriented start-up businesses or prestart-up businesses in the state of South Carolina. This investment is not anticipated by the Company to achieve a high rate of return.

4.   Notes Payable:

     4.1 On July 1, 1992, the Company and each of its subsidiaries entered into an unsecured credit agreement with South Carolina National Bank. Under the terms of this agreement, the parent company may borrow a maximum of $15,000,000 at the prime rate or, at the Company's option LIBOR plus 2%. This agreement is effective through June 30, 1993. The outstanding balance under this loan at December 31, 1992 was $11,200,000.

     4.2 On October 24, 1990, the Company entered into a $27,000,000 unsecured loan agreement with Principal Mutual Life Insurance Company and Confederation Life Insurance Company. Interest at a fixed rate of 9.51% is paid quarterly commencing on December 30, 1990. Principal will be repaid in 32 equal quarterly installments commencing on March 30, 1992. The loan agreement is guaranteed by each of the subsidiaries. The outstanding balance under this loan amounted to $23,625,000 at December 31, 1992.

     4.3 Both loan agreements contain requirements as to certain financial ratios, capital expenditures and insurance coverage along with other usual protective provisions. Owen Steel Company, Inc. and its subsidiaries have complied with all of the provisions of these loan agreements.

             The subsidiaries of Owen Steel Company, Inc. are:

                     Owen Steel Company of N. C., Inc., Gastonia, North Carolina Owen of Georgia, Inc., Lawrenceville, Georgia
                     Owen Steel Company of Florida, Jacksonville, Florida
                     Owen Supply Company, Inc., Columbia, South Carolina
                     Owen Industrial Products, Inc., Lexington, South Carolina Owen Electric Steel Company of South Carolina, Cayce,
                     South Carolina Owen Joist Corporation, Cayce, South Carolina Owen Joist of Florida, Inc., Starke, Florida

                                                                       EXHIBIT E
                                                                         Sheet 3

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1992


4.    Notes Payable (Continued):

     4.4 Owen Steel Company, Inc. has made loans on certain life insurance policies owned by the Company. These loans bear interest at a rate of 5% to 8% per annum and are shown as a long-term liability since it is anticipated that these loans will not be repaid within one year. The cash surrender values and outstanding policy loans at December 31, 1992 are as follows:

                     Cash Surrender Values                                $ 2,417,695
                                                                          ===========

                     Outstanding Policy Loans                             $ 2,169,615
                                                                          ===========

      4.5 Five year debt maturities of long-term debt (excluding capital leases) are as follows:

                     1993                                                  $   3,375,000
                     1994                                                      3,375,000
                     1995                                                      3,375,000
                     1996                                                      3,375,000
                     1997                                                      3,375,000
                     Remaining                                                 8,919,615
                                                                           -------------
                                                                           $  25,794,615
                                                                           =============

5.    Capital Lease Obligation:

      Two subsidiaries of the Company have entered into a lease purchase agreement for equipment that qualifies as a capital lease obligation and, accordingly, have been recorded as a purchase of fixed assets. The minimum future lease payments are as follows:

                                                                Total
       Year               Principal         Interest          Payment
    ----------            ---------       ------------      -----------
       1993              $     85,356      $    6,355        $      91,711
       1994                    50,542           2,333               52,875
                         ------------      ----------        -------------
                         $    135,898      $    8,688        $     144,586
                         ============      ==========        =============

                                                                       EXHIBIT E
                                                                         Sheet 4

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1992


6.    Deferred Compensation Agreements:

      The Company has entered into deferred compensation agreements with certain key employees providing for payments only if the participant remains continuously in the employ of the Company until the agreed
      retirement age of 65, or upon death or disability, if earlier.   The
      agreements do not require funding and there are no vested benefits prior to reaching age 65 or the date of death or disability. Of the total balance of $729,852, at December 31, 1992, $ 243,100 is calculated on the actuarial present value of the future benefits using an 8% assumed rate
      of return.   The remainder of the liability, $ 486,752, accrues interest and does not require any actuarial assumptions. The deferred compensation expense charged to administrative salaries for the year ended December 31, 1992 was $5,700. The Company has purchased certain life insurance policies to fund part of its liability under these agreements.

7.    Interest Cost:

      The total interest cost incurred during the year ended December 31, 1992 was $3,941,585, of which $1,323,728 was capitalized as part of the cost of the Company's subsidiary, Owen Electric Steel Company of South Carolina, new melt shop facility that was placed in service on August 7, 1992.

8.    Subsequent Events:

      The Company has temporarily suspended the structural fabrication operations at its subsidiary companies' plants in Gastonia, North Carolina, Lawrenceville, Georgia and Jacksonville, Florida until the economic outlook in these markets warrants restarting these operations. To facilitate its re-entry into these markets, the Company plans on retaining the entire physical facilities related to structural fabrication. The Company will continue to fabricate reinforcing steel at these plants.

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                                FINANCIAL REPORT

                               DECEMBER 31, 1991

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                                     INDEX

                          YEAR ENDED DECEMBER 31, 1991




INDEPENDENT AUDITOR'S REPORT ON THE FINANCIAL STATEMENTS


   EXHIBITS
   --------
     A           CONSOLIDATED BALANCE SHEET

     B           CONSOLIDATED STATEMENT OF INCOME

     C           CONSOLIDATED STATEMENT OF RETAINED EARNINGS

     D           CONSOLIDATED STATEMENT OF CASH FLOWS

     E           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          INDEPENDENT AUDITOR'S REPORT




To the Board of Directors
Owen Steel Company, Inc.
Columbia, South Carolina


We have audited the accompanying consolidated balance sheet of Owen Steel Company, Inc. and its subsidiaries as of December 31, 1991, and the related consolidated statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Owen Steel Company, Inc. and its subsidiaries as of December 31, 1991, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




/s/ DERRICK, STUBBS & STITH
Derrick, Stubbs & Stith
March 11, 1992

                                                                       EXHIBIT A
                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1991


                 ASSETS
                 ------
EQUITY
- ------

Current Assets:
- --------------
  Cash                                                        $    545,696
  Short-Term Investments (Note 2)                                9,126,446
  Accounts Receivable - Customers,
    Less, Allowance for Doubtful Accounts
    of $ 103,308                                                39,338,901
  Accounts Receivable - Other                                       92,737
  Accrued Interest Receivable                                      149,019
  Loans Receivable - Affiliates (Note 3)                           897,000
  Income Tax Refunds Due                                         2,449,108
  Inventories                                                   24,008,620
  Prepaid Expenses                                                  73,169
                                                              ------------
                                                                                    $   76,680,696
Long-Term Investments:
- ---------------------
  Other Investments (Note 4)                                                                75,000

Property and Equipment:
- ----------------------
  Land                                                        $  1,593,275
  Offices and Plants                                            10,154,750
  Machinery and Equipment                                       39,734,986
  Furniture and Fixtures                                         2,510,553
  Autos and Trucks                                               6,808,336
  Other                                                            681,465
                                                              ------------
    Total Cost                                                $ 61,483,365
  Less, Accumulated Depreciation                                45,161,933
                                                              ------------
                                                                                        16,321,432
Other Assets:
- ------------
  Cash Surrender Value of Life Insurance                      $  2,024,633
  Fixed Assets Under Construction                               22,383,398
  Deferred Charges                                                 363,848
  Other Assets                                                      15,765
                                                              ------------
                                                                                        24,787,644
                                                                                    --------------


      Total Assets                                                                  $  117,864,772
                                                                                    ==============


    LIABILITIES AND STOCKHOLDERS'
    -----------------------------

Current Liabilities:
- -------------------
  Accounts Payable                                            $ 18,554,887
  Notes Payable - Amount Due Within One Year
    (Note 5)                                                     3,375,000
  Payroll Taxes Payable                                            214,142
  Sales Taxes Payable                                              175,447
  Accrued Expenses                                               2,001,293
  Provision for Waste Removal                                      277,833
  Other Liabilities                                                 15,081
  Accrued Income Taxes                                              78,474
                                                              ------------
                                                                                    $   24,692,157
Long-Term Liabilities:
- ---------------------
  Notes and Loans Payable - Amount Due After
    One Year (Note 5)                                         $ 23,625,000
  Accrued Deferred Compensation Expense
    (Note 6)                                                       705,071
                                                              ------------
                                                                                        24,330,071
                                                                                       -----------

        Total Liabilities                                                           $   49,022,228

Deferred Income Taxes                                                                       83,798
- ---------------------

Minority Interests                                                                       3,885,837
- ------------------

Stockholders' Equity:
- --------------------
  Common Stock:
    Class A Voting (1,000,000 shares of $ 1 par
      value authorized; 865,500 shares issued)$                    865,500
    Class B Non-Voting (4,000,000 shares of $ 1 par
      value authorized; 2,820,000 shares issued)                 2,820,000
    Additional Paid-In Capital                                      60,000
    Retained Earnings - Exhibit C                               63,527,082
                                                              ------------
                                                              $ 67,272,582
Less, Cost of Treasury Stock (639,654 shares)                    2,399,673
                                                              ------------
                                                                                        64,872,909
                                                                                    --------------

  Total Liabilities and Stockholders' Equity                                        $  117,864,772
                                                                                    ==============

See Notes to Financial Statements.

                                                                       EXHIBIT B

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                        CONSOLIDATED STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1991


                                                                                             % of
                                                                 Amount                     Sales
                                                                --------                   -------
Sales                                                        $ 216,315,858                 100.00
Cost of Sales                                                  182,633,577                  84.43
                                                             -------------                -------
  Gross Income                                               $  33,682,281                  15.57
General and Administrative Expenses                             37,858,458                  17.50
                                                             -------------                -------
  Net Operating Income                                       $  (4,176,177)                 (1.93)
Other Income and Expenses - Net                                   (240,531)                  (.11)
                                                             -------------                -------
  Net Income (Loss) Before Taxes                             $  (4,416,708)                 (2.04)
Income Taxes (Refunds)                                          (1,424,796)                  (.66)
                                                             -------------                -------
  Net Income (Loss) Before Minority
   Interests                                                 $  (2,991,912)                 (1.38)
Minority Interests                                                (569,456)                  (.26)
                                                             -------------                -------
  Net Income (Loss) - Exhibit C                              $  (2,422,456)                 (1.12)
                                                             =============                =======


See Notes to Financial Statements.

                                                                       EXHIBIT C

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                  CONSOLIDATED STATEMENT OF RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 1991





Retained Earnings, Beginning                                                      $  66,349,779
Net Income (Loss) - Exhibit B                                                        (2,422,456)
Dividends Paid                                                                         (609,169)
Excess of Book Value Over Purchase Price
 of Minority Interest Acquired                                                          208,928
                                                                                  -------------
Retained Earnings, Ending - Exhibit A                                             $  63,527,082
                                                                                  =============



See Notes to Financial Statements.

                                                                       EXHIBIT D
                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1991



Cash Flows from Operating Activities:
- ------------------------------------
  Net Income (Loss) - Exhibit B                                                    $  (2,422,456)
  Adjustments to Reconcile Net Income to Net Cash
    Provided by (Used in) Operating Activities:
      Depreciation and Amortization                                                    3,900,881
      Deferred Income Taxes                                                              (47,311)
      Deferred Compensation                                                               62,636
      Allowance for Doubtful Accounts                                                      7,434
      (Gain) Loss on Disposal of Property and Equipment                                  (20,046)
      Minority Interest in Net Income (Loss)                                            (569,456)
      Changes in Operating Assets and Liabilities:
        (Increase) Decrease in Accounts Receivable                                     4,017,828
        (Increase) Decrease in Inventories                                             6,889,167
        (Increase) Decrease in Other Assets                                               61,475
        Increase (Decrease) in Accounts Payable and
         Accrued Expenses                                                             (3,432,476)
                                                                                   -------------
           Net Cash Provided by Operating Activities                               $   8,447,676
                                                                                   -------------

Cash Flows from Investing Activities:
- ------------------------------------
  Purchase of Property and Equipment                                               $ (24,282,036)
  Proceeds from Sale of Property and Equipment                                            57,222
  Net Change in Short-Term Investments                                                   984,690
  (Increase) Decrease in Loans to Affiliates                                            (772,000)
  (Increase) Decrease in Cash Surrender Value of Life Insurance                         (345,164)
  Acquisition of Minority Interest                                                      (417,857)
                                                                                   -------------
     Net Cash (Used in) Investing Activities                                       $ (24,775,145)
                                                                                   -------------

Cash Flows from Financing Activities:
- ------------------------------------
  Proceeds from Long-Term Borrowings                                               $  17,000,000
  Payments on Long-Term Debt                                                            (117,452)
  Dividends Paid                                                                        (609,169)
                                                                                   -------------
    Net Cash Provided by Financing Activities                                      $  16,273,379
                                                                                   -------------

Net Increase (Decrease) in Cash                                                    $     (54,090)
- -------------------------------

Cash:
- ----
  Beginning                                                                              599,786
                                                                                   -------------
  Ending                                                                           $     545,696
                                                                                   =============

Supplemental Disclosures of Cash Flow Information:
- -------------------------------------------------
  Cash Payment for:
    Interest (Net of Amount Capitalized)                                           $   1,638,737
                                                                                   =============

    Income Taxes (Net of Refunds)                                                  $     964,701
                                                                                   =============


See Notes to Financial Statements.

                                                                       EXHIBIT E
                                                                         Sheet 1

                            OWEN STEEL COMPANY, INC.

                              AND ITS SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1991



1.   Significant Accounting Policies:

     1.1 These consolidated financial statements include the accounts of the parent company and all of its subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

     1.2 Profits on contracts are recorded on the basis of the Company's estimate of projected revenue and costs on the percentage of completion method applied to individual contracts. Any revisions that are required in contract estimates during the course of the work are reflected in the accounting period in which the facts that require the revision become known.

     1.3 Inventories are stated at the lower of cost or market, using principally the last-in, first-out method (LIFO).

     1.4 Property and Equipment is stated at cost. For financial reporting purposes, depreciation is computed using principally the accelerated method over the useful lives of the assets which are as follows:

                                                                       Years
                                                                       -----
  Autos and Trucks                                                      3 to 4
  Machinery and Equipment                                              5 to 10
  Office Furniture and Fixtures                                        5 to 10
  Computer Hardware and Software                                          5
  Buildings                                                               20



     1.5 The Company participates in a deferred cash [401(k)] plan covering full time employees who have one year of service and are age twenty-one or older. Company contributions to the Plan are determined annually by the Board of Directors. Participants are immediately one hundred percent (100%) vested. The Company does not have any unfunded liability under this Plan. The Company made contributions to the Plan for the year ended December 31, 1991 of $621,141.

     1.6 Deferred income taxes are recognized for differences in the time of recording items of income and expense in the financial records and their inclusion in or deduction from taxable income.

     1.7 For purposes of reporting the statement of cash flows, the Company considers all commercial paper and tax-exempt bonds, regardless of maturity, to be short-term investments.

     1.8 The Company has elected to expense all applicable research and development expense.

                                                                       EXHIBIT E
                                                                         Sheet 2

                           OWEN STEEL COMPANY, INC.

                             AND ITS SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 1991


2.   Short-Term Investments:

     Short-term investments are stated at cost. The balance at December 31, 1991 is summarized as follows:

      Date
    Investment                                        Face Value        Purchased         Maturity          Cost
    ----------                                        ----------        ---------         --------          ----
 Commercial Paper:
 ----------------
   South Carolina National Corporation              $      970,000       12/31/91         01/02/92        $  970,000
                                                                                                          ----------

 Tax-Exempt Securities:
 ---------------------
   State of SC General Obligation Bonds             $      150,000       03/28/91         03/01/92        $  151,947
   Charleston County, SC School District
    Bonds                                                  300,000       04/11/91         02/01/92           303,082
   Spartanburg School District General
    Obligation Bonds                                     1,355,000       05/21/91         04/01/92         1,366,863
   Aiken County, SC Consolidated School
    District Bonds                                         500,000       05/15/91         04/01/92           504,910
   Aiken County, SC Public Facility Bonds                  165,000       05/13/91         02/01/92           165,000
   Spartanburg County, SC School General
    Obligation TANS                                        600,000       07/09/91         04/01/92           601,008
   Chesterfield County, SC School District
    TANS                                                 1,000,000       07/12/91         03/15/92         1,003,920
   Lexington County, SC School District
    TANS                                                 1,000,000       07/16/91         03/31/92         1,001,426
   Georgetown, SC General Obligation Bonds                  50,000       07/19/91         03/01/92            50,837
   Anderson County Tax Anticipation Notes                2,000,000       07/22/91         01/15/92         2,005,223
   Orangeburg County, SC School District
    General Obligation TANS                              1,000,000       09/10/91         03/13/92         1,002,230
                                                                                                          ----------
      Total Tax-Exempt Securities                                                                         $8,156,446
                                                                                                          ----------
        Total Short-Term Investments                                                                      $9,126,446
                                                                                                          ==========

3.   Loans Receivable - Affiliates:

     The Company has a loan agreement with affiliated companies whereby loans are made bearing interest at prime less 1/4%. The outstanding loans receivable from the affiliates amounted to $897,000 at December 31, 1991.

4.   Other Investments:

     Other Investments represent a qualified investment in The Palmetto Seed Capital Corporation. This is a fund that provides financing to high growth oriented start-up businesses or prestart-up businesses in the state of South Carolina. This investment is not anticipated by the Company to achieve a high rate of return.

                                                                       EXHIBIT E
                                                                         Sheet 3

                           OWEN STEEL COMPANY, INC.

                             AND ITS SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 1991


5.   Notes Payable:

     5.1 On July 1, 1990, the Company and each of its subsidiaries entered into an unsecured credit agreement with South Carolina National Bank. Under the terms of this agreement, the parent company may borrow, at the prime rate, a maximum of $15,000,000. This agreement is effective through June 30, 1992. There was no outstanding balances under this loan at December 31, 1991.

     5.2 On October 24, 1990, the Company entered into a $27,000,000 unsecured loan agreement with Principal Mutual Life Insurance Company and Confederation Life Insurance Company. Under the terms of this agreement, the parent company has borrowed $10,000,000 on October 24, 1990, $10,000,000 on May 28, 1991 and $7,000,000 on
             August 29, 1991. Interest at a fixed rate of 9.51% is paid quarterly commencing on December 30, 1990. Principal will be repaid in 32 equal quarterly installments commencing on March 30, 1992. The loan agreement is guaranteed by each of the subsidiaries.

     5.3 Both loan agreements contain requirements as to certain financial ratios, capital expenditures and insurance coverage along with other usual protective provisions. Owen Steel Company, Inc. and its subsidiaries have complied with all of the provisions of these loan agreements.

        The subsidiaries of Owen Steel Company, Inc. are:

           Owen Steel Company of N. C., Inc., Gastonia, North Carolina
           Owen of Georgia, Inc., Lawrenceville, Georgia
           Owen Steel Company of Florida, Jacksonville, Florida
           Owen Supply Company, Inc., Columbia, South Carolina
           Owen Industrial Products, Inc., Lexington, South Carolina
           Owen Electric Steel Company of South Carolina, Cayce, South Carolina Owen Joist Corporation, Cayce, South Carolina
           Owen Joist of Florida, Inc., Starke, Florida

       5.4   Five year debt maturities of long-term debt are as follows:

       1992                              $   3,375,000
       1993                                  3,375,000
       1994                                  3,375,000
       1995                                  3,375,000
       1996                                  3,375,000
       Remaining                            10,125,000
                                         -------------
                                         $  27,000,000
                                         =============

                                                                       EXHIBIT E
                                                                         Sheet 4

                           OWEN STEEL COMPANY, INC.

                             AND ITS SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 1991


6.    Deferred Compensation Agreements:

      The Company has entered into deferred compensation agreements with certain key employees providing for payments only if the participant remains continuously in the employ of the Company until the agreed
      retirement age of 65, or upon death or disability, if earlier.   The
      agreements do not require funding and there are no vested benefits prior to reaching age 65 or the date of death or disability. Of the total balance of $705,071, at December 31, 1991, $237,400 is calculated on the actuarial present value of the future benefits using an 8% assumed rate of return. The remainder of the liability, $467,671, accrues interest and does not require any actuarial assumptions. The deferred compensation expense charged to administrative salaries and bonus for the year ended December 31, 1991 was $32,900. The Company has purchased certain life insurance policies to fund part of its liability under these agreements.

                        SOUTH CAROLINA STEEL CORPORATION

                                FINANCIAL REPORT

                               DECEMBER 31, 1993

                        SOUTH CAROLINA STEEL CORPORATION

                                     INDEX

                          YEAR ENDED DECEMBER 31, 1993



INDEPENDENT AUDITOR'S REPORT ON THE FINANCIAL STATEMENTS


FINANCIAL STATEMENTS


  EXHIBITS
  --------
   A    BALANCE SHEET

   B    STATEMENT OF INCOME

   C    STATEMENT OF RETAINED EARNINGS

   D    STATEMENT OF CASH FLOWS

   E    NOTES TO FINANCIAL STATEMENTS

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
South Carolina Steel Corporation
Greenville, South Carolina


We have audited the accompanying balance sheet of South Carolina Steel Corporation as of December 31, 1993, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Carolina Steel Corporation as of December 31, 1993, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ DERRICK, STUBBS & STITH
Derrick, Stubbs & Stith
February 3, 1994

                                                                       EXHIBIT A
                        SOUTH CAROLINA STEEL CORPORATION

                                 BALANCE SHEET

                               DECEMBER 31, 1993

     ASSETS
     ------

Current Assets:
- --------------
 Cash                                               $    54,061
 Accounts Receivable - Customers,
   Less, Allowance for Doubtful Accounts
   of $38,183                                         4,958,847
 Accounts Receivable - Other                              4,273
 Inventories                                          2,278,126
 Prepaid Expense                                          5,127
                                                    -----------
                                                                      $7,300,434

Investments:
- -----------
 Common Stock of Owen Electric Steel
   Company of South Carolina (12,224 shares
   of $10 par value at equity in net
   assets - cost $125,295)                                             1,449,115

Property and Equipment:
- ----------------------
 Land                                               $    82,730
 Offices and Plants                                   1,656,271
 Machinery and Equipment                              2,407,114
 Furniture and Fixtures                                 276,706
 Autos and Trucks                                       569,853
 Other                                                  259,370
                                                    -----------
   Total Cost                                       $ 5,252,044
 Less, Accumulated Depreciation                       3,803,308
                                                    -----------
                                                                       1,448,736

Other Assets:
- ------------
 Fixed Assets Under Construction                    $    58,323
 Deferred Charges                                         1,749
 Other Assets                                            15,000
                                                    -----------
                                                                          75,072
                                                                     -----------

     Total Assets                                                    $10,273,357
                                                                     ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
- ------------------------------------
Current Liabilities:
- -------------------
 Accounts Payable                                   $ 1,780,805
 Notes Payable - Amount Due
  Within One Year (Note 2)                            1,526,000
 Sales Taxes Payable                                    158,904
 Accrued Expenses                                        91,827
 Accrued Income Taxes                                    85,405
 Other Liabilities                                       10,464
                                                    -----------
                                                                      $3,653,405

Deferred Income Taxes (Note 3)                                           384,450
- ---------------------

Stockholder's Equity:
- --------------------
 Common Stock (2,500 shares of $10 par
   value authorized and issued)                     $    25,000
 Retained Earnings - Exhibit C                        7,045,067
                                                    -----------
                                                    $ 7,070,067
 Less, Cost of Treasury Stock (1,000 shares)          ( 834,565)
                                                    -----------
                                                                       6,235,502
                                                                     -----------
     Total Liabilities and Stockholder's Equity     $10,273,357
                                                    ===========

See Notes to Financial Statements.

                                                                       EXHIBIT B

                        SOUTH CAROLINA STEEL CORPORATION

                              STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1993


                                                                                          % of
                                                          Amount                         Sales
                                                         --------                       -------
Sales                                                    29,673,564                     100.00
Cost of Sales                                            20,018,888                      67.46
                                                       ------------                    -------
  Gross Income                                            9,654,676                      32.54
Manufacturing Expenses                                    5,123,877                      17.27
                                                       ------------                    -------
  Manufacturing Income                                    4,530,799                      15.27
General and Administrative Expenses                       3,741,596                      12.61
                                                       ------------                    -------
  Net Operating Income                                 $    789,203                       2.66
Other Income and Expenses - Net                             (18,523)                      (.06)
                                                       ------------                    -------
  Net Income Before Taxes                              $    770,680                       2.60
Income Taxes                                                292,994                        .99
                                                       ------------                    -------

  Net Income Before Equity in Net
   Income of Affiliated Company                        $    477,686                       1.61
Equity in Net Income (Loss) of
 Affiliated Company                                        (402,636)                     (1.36)
                                                       ------------                    -------
  Net Income - Exhibit C                               $     75,050                        .25
                                                       ============                    =======



See Notes to Financial Statements.

                                                                       EXHIBIT C
                        SOUTH CAROLINA STEEL CORPORATION

                         STATEMENT OF RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 1993




Retained Earnings, Beginning                                                       $      6,970,017
Net Income - Exhibit B                                                                       75,050
                                                                                   ----------------
Retained Earnings, Ending - Exhibit A                                              $      7,045,067
                                                                                   ================


See Notes to Financial Statements.

                                                                       EXHIBIT D
                        SOUTH CAROLINA STEEL CORPORATION

                            STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1993

Cash Flows from Operating Activities:
- ------------------------------------
  Net Income - Exhibit B                                                   $ 75,050
  Adjustments to Reconcile Net Income to Net Cash
    Provided by (Used in) Operating Activities:
      Depreciation and Amortization                                         291,948
      Deferred Income Taxes                                                (270,207)
      Allowance for Doubtful Accounts                                        20,181
      Gain on Disposal of Property and Equipment                             (4,405)
      Undistributed Loss of Affiliated Company                              642,162
      Changes in Operating Assets and Liabilities:
        (Increase) Decrease in Accounts Receivable                       (1,303,222)
        (Increase) Decrease in Inventories                                  212,845
        (Increase) Decrease in Other Assets                                   1,131
        Increase (Decrease) in Accounts Payable and
          Accrued Expenses                                                  455,107
                                                                        -----------
           Net Cash Provided by Operating Activities                    $   120,590
                                                                        -----------

Cash Flows from Investing Activities:
- ------------------------------------
  Purchases of Property and Equipment                                      (633,562)

  Proceeds from Sale of Property and Equipment                               12,191
                                                                        -----------
    Net Cash (Used in) Investing Activities                             $  (621,371)
                                                                        -----------

Cash Flows from Financing Activities:
- ------------------------------------
  Payment on Long-Term Debt                                             $  (100,000)
  Increase in Short-Term Borrowings                                         150,000
                                                                        -----------
    Net Cash Provided by Financing Activities                           $    50,000
                                                                        -----------
Net (Decrease) in Cash                                                     (450,781)
- ----------------------
Cash:
- ----
  Beginning                                                                 504,842
                                                                        -----------
  Ending                                                                $    54,061
                                                                        ===========

Supplemental Disclosures of Cash Flow Information:
- -------------------------------------------------
  Cash Payments for:
    Interest                                                            $    69,812
                                                                        ===========
    Income Taxes (Net of Refunds)                                       $   234,621
                                                                        ===========

See Notes to Financial Statements.

                                                                       EXHIBIT E
                                                                         Sheet 1

                        SOUTH CAROLINA STEEL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1993



1.   Significant Accounting Policies:

        1.1 Profits on contracts are recorded on the basis of the Company's estimates of projected revenue and costs on the percentage of completion method applied to individual contracts. Any revisions that are required in contract estimates during the course of the work are reflected in the accounting period in which the facts that require the revision become known.

        1.2 Inventories are stated at the lower of cost or market, using principally the last-in, first-out method (LIFO).

        1.3 The Company uses the equity method of accounting for its investment in its affiliated company and includes in income its equity in the earnings of the affiliated company.

        1.4 Property and Equipment is stated at cost. For financial reporting purposes, depreciation is computed using principally the accelerated method over the useful lives of the assets which are as follows:

                                                               Years
                                                               -----
Autos and Trucks                                              3 to 4
Machinery and Equipment                                       5 to 10
Office Furniture and Fixtures                                 5 to 10
Computer Hardware and Software                                   5
Buildings                                                       20

        1.5 The Company participates in a deferred cash [401(k)] plan covering full time employees who have one year of service and are age twenty-one or older. Company contributions to the Plan are determined annually by the Board of Directors. Participants are immediately one hundred percent (100%) vested. The Company does not have any unfunded liability under this Plan. The Company made contributions to the Plan for the year ended December 31, 1993 of $ 63,308.

        1.6 Deferred income taxes are recognized for differences in the time of recording items of income and expense in the financial records and their inclusion in or deduction from taxable income.

2.   Notes Payable:

        2.1    The Company has entered into a loan agreement for the issuance
               of a $1,000,000 Industrial Revenue Bond.   In accordance with
               the agreement, the bond was assigned to and purchased by First Citizens Bank and Trust Company of S. C., Greenville, S. C. The bond is due in annual installments of principal and quarterly installments of interest at sixty-five (65%) percent
               of the bank's prime rate on the unpaid balance.   The bond is
               collateralized by a mortgage on the real estate and improvements owned by the Company plus all machinery purchased with the bond proceeds. At December 31, 1993, the outstanding balance on this loan was $100,000, maturing in one principal payment of $100,000 through 1994.

                                                                       EXHIBIT E
                                                                         Sheet 2

                        SOUTH CAROLINA STEEL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1993



2.   Notes Payable (Continued):

        2.2 The Company has unsecured demand loans with First Citizens Bank and Trust Company of S. C., Greenville, S. C. and they bear interest at the bank's prime interest rate. The outstanding balance of these loans was $1,426,000 at December 31, 1993.

3.   Income Tax Matters:

Net deferred tax liabilities consist of the following at December 31, 1993:



               Deferred Tax Assets                              $    109,335
               Deferred Tax Liabilities                              493,785
                                                                ------------
                                                                $    384,450
                                                                ============

                        SOUTH CAROLINA STEEL CORPORATION

                                FINANCIAL REPORT

                               DECEMBER 31, 1992

                        SOUTH CAROLINA STEEL CORPORATION

                                     INDEX

                          YEAR ENDED DECEMBER 31, 1992



INDEPENDENT AUDITOR'S REPORT ON THE FINANCIAL STATEMENTS


FINANCIAL STATEMENTS


 EXHIBITS
 --------
   A             BALANCE SHEET

   B             STATEMENT OF INCOME

   C             STATEMENT OF RETAINED EARNINGS

   D             STATEMENT OF CASH FLOWS

   E             NOTES TO FINANCIAL STATEMENTS

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
South Carolina Steel Corporation
Greenville, South Carolina


We have audited the accompanying balance sheet of South Carolina Steel Corporation as of December 31, 1992, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Carolina Steel Corporation as of December 31, 1992, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ DERRICK, STUBBS & STITH
Derrick, Stubbs & Stith
March 4, 1993

                                                                       EXHIBIT A

                        SOUTH CAROLINA STEEL CORPORATION

                                 BALANCE SHEET

                               DECEMBER 31, 1992


                       ASSETS
                       ------

Current Assets:
- --------------
 Cash                                               $     504,842
 Accounts Receivable - Customers,
   Less, Allowance for Doubtful Accounts
   of $18,002                                           3,676,857
 Accounts Receivable - Other                                3,222
 Inventories                                            2,490,971
 Prepaid Expense                                            4,159
                                                    -------------
                                                                      $   6,680,051

Investments:
- -----------
 Common Stock of Owen Electric Steel
   Company of South Carolina (12,224 shares
   of $10 par value at equity in net
   assets - cost $125,295)                                                2,091,277

Property and Equipment:
- ----------------------
 Land                                               $      82,730
 Offices and Plants                                     1,396,133
 Machinery and Equipment                                2,245,033
 Furniture and Fixtures                                   262,197
 Autos and Trucks                                         630,058
 Other                                                    110,071
                                                    -------------
   Total Cost                                       $   4,726,222
 Less, Accumulated Depreciation                         3,589,683
                                                    -------------
                                                                          1,136,539

Other Assets:
- ------------
 Fixed Assets Under Construction                    $       7,409
 Deferred Charges                                          33,131
 Other Assets                                              15,000
                                                    -------------
                                                                             55,540
                                                                      -------------

     Total Assets                                                     $   9,963,407
                                                                      =============

LIABILITIES AND STOCKHOLDER'S EQUITY
- ------------------------------------


Current Liabilities:
- -------------------
 Accounts Payable                                  $    1,556,238
 Notes Payable - Amount Due
  Within One Year (Note 3)                              1,376,000
 Sales Taxes Payable                                       70,832
 Accrued Expenses                                             775
 Accrued Income Taxes                                      44,453
                                                    -------------
                                                                    $  3,048,298

Long-Term Liabilities:
- ---------------------
 Notes Payable - Amount Due After One Year
  (Note 3)                                                               100,000
                                                                    ------------

     Total Liabilities                                              $  3,148,298

Deferred Income Taxes                                                    654,657
- ---------------------

Stockholder's Equity:
- --------------------
 Common Stock (2,500 shares of $10 par
   value authorized and issued)                    $       25,000
 Retained Earnings - Exhibit C                          6,970,017
                                                    -------------
                                                   $     6,995,017
   Less, Cost of Treasury Stock (1,000 shares)            (834,565)
                                                     -------------
                                                                       6,160,452
                                                                   -------------


     Total Liabilities and Stockholder's Equity                   $    9,963,407
                                                                  ==============

See Notes to Financial Statements.

                                                                       EXHIBIT B

                        SOUTH CAROLINA STEEL CORPORATION

                              STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1992


                                                                                          % of
                                                                      Amount              Sales
                                                                     --------            -------
Sales                                                            $  23,060,855           100.00
Cost of Sales                                                       15,454,822            67.02
                                                                 -------------          -------
  Gross Income                                                   $   7,606,033            32.98
Manufacturing Expenses                                               4,036,127            17.50
                                                                 -------------          -------
  Manufacturing Income                                           $   3,569,906            15.48
General and Administrative Expenses                                  2,849,932            12.36
                                                                 -------------          -------
  Net Operating Income                                           $     719,974             3.12
Other Income and Expenses - Net                                        39,343               .17
                                                                 -------------          -------
  Net Income Before Taxes                                        $     759,317             3.29
Income Taxes                                                           273,608             1.18
                                                                 -------------          -------
  Net Income Before Equity in Net
   Income of Affiliated Company                                  $     485,709             2.11
Equity in Net Income (Loss) of
 Affiliated Company                                                   (270,734)           (1.18)
                                                                 -------------          -------
  Net Income - Exhibit C                                         $     214,975              .93
                                                                 =============          =======


See Notes to Financial Statements.

                                                                       EXHIBIT C
                        SOUTH CAROLINA STEEL CORPORATION

                         STATEMENT OF RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 1992




Retained Earnings, Beginning                           $ 6,755,042
Net Income - Exhibit B                                     214,975
                                                       -----------
Retained Earnings, Ending - Exhibit A                  $ 6,970,017
                                                       ===========


See Notes to Financial Statements.

                                                                       EXHIBIT D
                        SOUTH CAROLINA STEEL CORPORATION

                            STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1992


Cash Flows from Operating Activities:
- ------------------------------------
  Net Income - Exhibit B                                                             $      214,975
  Adjustments to Reconcile Net Income to Net Cash
    Provided by (Used in) Operating Activities:
      Depreciation and Amortization                                                         350,320
      Deferred Income Taxes                                                                (200,670)
      Allowance for Doubtful Accounts                                                        (5,855)
      Gain on Disposal of Property and Equipment                                            (14,362)
      Undistributed Loss of Affiliated Company                                              431,793
      Changes in Operating Assets and Liabilities:
        (Increase) Decrease in Accounts Receivable                                         (175,217)
        (Increase) Decrease in Inventories                                                 (979,658)
        (Increase) Decrease in Other Assets                                                 (12,543)
        Increase (Decrease) in Accounts Payable and
          Accrued Expenses                                                                  (43,872)
                                                                                     --------------
           Net Cash (Used in) Operating Activities                                   $     (435,089)
                                                                                     --------------

Cash Flows from Investing Activities:
- ------------------------------------
  Purchases of Property and Equipment                                                $      (80,150)
  Proceeds from Sale of Property and Equipment                                               27,138
                                                                                     --------------
    Net Cash (Used in) Investing Activities                                          $      (53,012)
                                                                                     --------------
Cash Flows from Financing Activities:
- ------------------------------------
  Payment on Long-Term Debt                                                          $     (100,000)
  Increase in Short-Term Borrowings                                                       1,025,000
                                                                                     --------------
    Net Cash Provided by Financing Activities                                        $      925,000
                                                                                     --------------
Net Increase in Cash                                                                 $      436,899
- --------------------
Cash:
- ----
  Beginning                                                                                  67,943
                                                                                     --------------
  Ending                                                                             $      504,842
                                                                                     ==============

Supplemental Disclosures of Cash Flow Information:
- -------------------------------------------------
  Cash Payments for:
    Interest                                                                         $       45,537
                                                                                     ==============

    Income Taxes (Net of Refunds)                                                    $       23,106
                                                                                     ==============



See Notes to Financial Statements.

                                                                       EXHIBIT E
                                                                         Sheet 1

                        SOUTH CAROLINA STEEL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1992



1.   Significant Accounting Policies:

        1.1 Profits on contracts are recorded on the basis of the Company's estimates of projected revenue and costs on the percentage of completion method applied to individual contracts. Any revisions that are required in contract estimates during the course of the work are reflected in the accounting period in which the facts that require the revision become known.

        1.2 Inventories are stated at the lower of cost or market, using principally the last-in, first-out method (LIFO).

        1.3 The Company uses the equity method of accounting for its investment in its affiliated company and includes in income its equity in the earnings of the affiliated company.

        1.4 Property and Equipment is stated at cost. For financial reporting purposes, depreciation is computed using principally the accelerated method over the useful lives of the assets which are as follows:

                                                              Years
                                                              -----
Autos and Trucks                                              3 to 4
Machinery and Equipment                                      5 to 10
Office Furniture and Fixtures                                5 to 10
Computer Hardware and Software                                  5
Buildings                                                       20

        1.5 The Company participates in a deferred cash [401(k)] plan covering full time employees who have one year of service and are age twenty-one or older. Company contributions to the Plan are determined annually by the Board of Directors. Participants are immediately one hundred percent (100%) vested. The Company does not have any unfunded liability under this Plan. The Company made contributions to the Plan for the year ended December 31, 1992 of $53,617.

        1.6 Deferred income taxes are recognized for differences in the time of recording items of income and expense in the financial records and their inclusion in or deduction from taxable income.

2.   Loans Payable - Affiliate:

     Prior to June 30, 1992, the Company had a loan agreement with an affiliated company, Owen Steel Company, Inc., whereby loans were made bearing interest at prime less 1/4%. There were no outstanding loans payable at December 31, 1992.

3.   Notes Payable:

        3.1 The Company has entered into a loan agreement for the issuance of a $1,000,000 Industrial Revenue Bond. In accordance with the agreement, the bond was assigned to and purchased by First Citizens Bank and Trust Company

                                                                       EXHIBIT E
                                                                         Sheet 2

                        SOUTH CAROLINA STEEL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1992



3.   Notes Payable (Continued):

        3.1    (Continued):

               of S. C., Greenville, S. C. The bond is due in annual installments of principal and quarterly installments of interest at sixty-five (65%) percent of the bank's prime rate on the
               unpaid balance.   The bond is collateralized by a mortgage on
               the real estate and improvements owned by the Company plus all machinery purchased with the bond proceeds. At December 31, 1992, the outstanding balance on this loan was $200,000, maturing in two (2) principal payments of $100,000 through 1994.

        3.2 The Company has unsecured demand loans with First Citizens Bank and Trust Company of S. C., Greenville, S. C. and they bear interest at the bank's prime interest rate. The outstanding balance of these loans was $1,276,000 at December 31, 1992.

                        SOUTH CAROLINA STEEL CORPORATION

                                FINANCIAL REPORT

                               DECEMBER 31, 1991

                        SOUTH CAROLINA STEEL CORPORATION

                                     INDEX

                          YEAR ENDED DECEMBER 31, 1991



INDEPENDENT AUDITOR'S REPORT ON THE FINANCIAL STATEMENTS


FINANCIAL STATEMENTS


EXHIBITS

   A             BALANCE SHEET

   B             STATEMENT OF INCOME

   C             STATEMENT OF RETAINED EARNINGS

   D             STATEMENT OF CASH FLOWS

   E             NOTES TO FINANCIAL STATEMENTS

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
South Carolina Steel Corporation
Greenville, South Carolina


We have audited the accompanying balance sheet of South Carolina Steel Corporation as of December 31, 1991, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Carolina Steel Corporation as of December 31, 1991, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ DERRICK, STUBBS & STITH
Derrick, Stubbs & Stith
February 6, 1992

                                                                       EXHIBIT A
                        SOUTH CAROLINA STEEL CORPORATION

                                 BALANCE SHEET

                               DECEMBER 31, 1991

                       ASSETS
                       ------
Current Assets:
- --------------
 Cash                                         $        67,943
 Accounts Receivable - Customers,
   Less, Allowance for Doubtful Accounts
   of $23,857                                       3,246,935
 Accounts Receivable - Other                            4,832
 Income Tax Refunds Due                               247,240
 Inventories                                        1,511,313
 Prepaid Expense                                        4,346
                                              ---------------
                                                                       $      5,082,609

Investments:
- -----------
 Common Stock of Owen Electric Steel
   Company of South Carolina (12,224 shares
   of $10 par value at equity in net
   assets - cost $125,295)                                                    2,523,070

Property and Equipment:
- ----------------------
 Land                                         $        82,730
 Offices and Plants                                 1,382,697
 Machinery and Equipment                            2,227,754
 Furniture and Fixtures                               297,843
 Autos and Trucks                                     727,080
 Other                                                110,071
                                              ---------------
   Total Cost                                 $     4,828,175
 Less, Accumulated Depreciation                     3,424,466
                                              ---------------
                                                                              1,403,709

Other Assets:
- ------------
 Fixed Assets Under Construction              $         3,995
 Deferred Charges                                      39,590
 Other Assets                                          15,000
                                              ---------------
                                                                                 58,585
                                                                       ----------------

     Total Assets                                                      $      9,067,973
                                                                       ================

                 LIABILITIES AND STOCKHOLDER'S EQUITY
                 ------------------------------------
Current Liabilities:
- -------------------
 Accounts Payable                             $     1,585,487
 Notes Payable - Amount Due
  Within One Year (Note 3)                            101,000
 Loans Payable - Affiliate (Note 2)                   250,000
 Sales Taxes Payable                                   44,551
 Accrued Expenses                                      82,733
 Other Liabilities                                      3,398
                                              ---------------
                                                   2,067,169
Long-Term Liabilities:
- ---------------------
 Notes Payable - Amount Due After One Year
  (Note 3)                                           200,000
                                              --------------
     Total Liabilities                        $    2,267,169

Deferred Income Taxes                                855,327
- ---------------------
Stockholder's Equity:
- --------------------
 Common Stock (2,500 shares of $10 par
   value authorized and issued)               $       25,000
 Retained Earnings - Exhibit C                     6,755,042
                                              --------------
                                                   6,780,042
 Less, Cost of Treasury Stock
  (1,000 shares)                                    (834,565)
                                              --------------
                                                   5,945,477
                                              --------------
     Total Liabilities and Stockholder's
       Equity                                 $    9,067,973
                                              ==============

See Notes to Financial Statements.

                                                                       EXHIBIT B

                        SOUTH CAROLINA STEEL CORPORATION

                              STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1991


                                                          % of
                                          Amount          Sales
                                         --------        -------
Sales                                  $21,020,594       100.00


Cost of Sales                           14,099,516         67.07
                                       -----------       -------

  Gross Income                         $ 6,921,078         32.93

Manufacturing Expenses                   4,484,409         21.34
                                       -----------       -------

  Manufacturing Income                   2,436,669         11.59


General and Administrative Expenses      3,044,034         14.48
                                       -----------       -------

  Net Operating Income (Loss)          $  (607,365)        (2.89)

Other Income and Expenses - Net            150,392           .72
                                       -----------       -------

  Net Income (Loss) Before Taxes       $  (456,973)        (2.17)


Income Taxes (Refunds)                     (95,157)         (.45)
                                       -----------       -------

  Net Income (Loss) Before Equity in Net
   Income of Affiliated Company        $  (361,816)        (1.72)

Equity in Net Income (Loss) of
 Affiliated Company                       (157,892)        (.75)
                                       -----------       ------

  Net Income (Loss) - Exhibit C        $  (519,708)        (2.47)
                                       ===========       =======



See Notes to Financial Statements.

                                                                       EXHIBIT C
                        SOUTH CAROLINA STEEL CORPORATION

                         STATEMENT OF RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 1991




Retained Earnings, Beginning                     $7,274,750


Net Income (Loss) - Exhibit B                      (519,708)
                                                 ----------

Retained Earnings, Ending - Exhibit A            $6,755,042
                                                 ==========


See Notes to Financial Statements.

                                                                       EXHIBIT D
                        SOUTH CAROLINA STEEL CORPORATION

                            STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1991


Cash Flows from Operating Activities:
- ------------------------------------
  Net Income (Loss) - Exhibit B                       $     (519,708)
  Adjustments to Reconcile Net Income
    (Loss) to Net Cash
    Provided by (Used in) Operating Activities:
      Depreciation and Amortization                          439,913
      Deferred Income Taxes                                  (85,930)
      Allowance for Doubtful Accounts                         (6,926)
      Gain on Disposal of Property and
       Equipment                                             (36,204)
      Undistributed Loss of Affiliated Company               251,821
      Changes in Operating Assets and Liabilities:
        (Increase) Decrease in Accounts Receivable           829,418
        (Increase) Decrease in Inventories                  (204,132)
        (Increase) Decrease in Other Assets                    2,859
        Increase (Decrease) in Accounts
          Payable and Accrued Expenses                      (722,033)
                                                      --------------
           Net Cash (Used in) Operating
            Activities                                $      (50,922)
                                                      --------------

Cash Flows from Investing Activities:
- ------------------------------------
  Purchases of Property and Equipment                 $     (352,002)
  Proceeds from Sale of Property and Equipment                36,856
                                                      --------------
    Net Cash (Used in) Investing Activities           $     (315,146)
                                                      --------------

Cash Flows from Financing Activities:
- ------------------------------------
  Payment on Long-Term Debt                           $     (100,000)
  Increase in Short-Term Borrowings                          250,000
                                                      --------------
    Net Cash Provided by Financing Activities         $      150,000
                                                      --------------

Net (Decrease) in Cash                                $     (216,068)
- ----------------------
Cash:
- ----
  Beginning                                                  284,011
                                                      --------------
  Ending                                              $       67,943
                                                      ==============

Supplemental Disclosures of Cash Flow Information:
- -------------------------------------------------
  Cash Payments for:

    Interest                                          $       32,154
                                                      ==============

    Income Taxes (Net of Refunds)                     $       89,348
                                                      ==============





See Notes to Financial Statements.

                                                                       EXHIBIT E
                                                                         Sheet 1

                        SOUTH CAROLINA STEEL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1991




1.   Significant Accounting Policies:

          1.1 Profits on contracts are recorded on the basis of the Company's estimates of projected revenue and costs on the percentage of completion method applied to individual contracts. Any revisions that are required in contract estimates during the course of the work are reflected in the accounting period in which the facts that require the revision become known.

          1.2 Inventories are stated at the lower of cost or market, using principally the last-in, first-out method (LIFO).

          1.3 The Company uses the equity method of accounting for its investment in its affiliated company and includes in income its equity in the earnings of the affiliated company.

          1.4 Property and Equipment is stated at cost. For financial reporting purposes, depreciation is computed using principally the accelerated method over the useful lives of the assets which are as follows:

                                                          Years
                                                          -----
                 Autos and Trucks                        3 to 4
                 Machinery and Equipment                5 to 10
                 Office Furniture and Fixtures          5 to 10
                 Computer Hardware and Software            5
                 Buildings                                 20

          1.5 The Company participates in a deferred cash [401(k)] plan covering full time employees who have one year of service and are age twenty-one or older. Company contributions to the Plan are determined annually by the Board of Directors. Participants are immediately one hundred percent (100%) vested. The Company does not have any unfunded liability under this Plan. The Company made contributions to the Plan for the year ended December 31, 1991 of $60,733.

          1.6 Deferred income taxes are recognized for differences in the time of recording items of income and expense in the financial records and their inclusion in or deduction from taxable income.

2.   Loans Payable - Affiliate:

     The Company has a loan agreement with an affiliated company, Owen Steel Company, Inc., whereby loans are made bearing interest at prime less 1/4%. The outstanding loan payable to the affiliated company amounted to $250,000 at December 31, 1991.

3.   Notes Payable:

          3.1 The Company has entered into a loan agreement for the issuance of a $1,000,000 Industrial Revenue Bond. In accordance with the agreement, the bond was assigned to and purchased by First Citizens Bank and Trust Company

                                                                       EXHIBIT E
                                                                         Sheet 2

                        SOUTH CAROLINA STEEL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1991



3.   Notes Payable (Continued):

          3.1  (Continued):

               of S. C., Greenville, S. C. The bond is due in annual installments of principal and quarterly installments of interest at sixty-five (65%) percent of the bank's prime rate on the unpaid balance. The bond is collateralized by a mortgage on the real estate and improvements owned by the Company plus all machinery purchased with the bond proceeds.
                At December 31, 1991, the outstanding balance on this loan was $300,000, maturing in three (3) principal payments of $100,000 through 1994.

          3.2 The Company has unsecured demand loans with First Citizens Bank and Trust Company of S. C., Greenville, S. C. and they bear interest at the bank's prime interest rate. The outstanding balance of these loans was $1,000 at December 31, 1991.

                        OWEN MISCELLANEOUS METALS, INC.

                                FINANCIAL REPORT

                               DECEMBER 31, 1993

                        OWEN MISCELLANEOUS METALS, INC.

                                     INDEX

                          YEAR ENDED DECEMBER 31, 1993




INDEPENDENT AUDITOR'S REPORT ON THE FINANCIAL STATEMENTS


FINANCIAL STATEMENTS


EXHIBITS

     A           BALANCE SHEET

     B           STATEMENT OF INCOME

     C           STATEMENT OF RETAINED EARNINGS

     D           STATEMENT OF CASH FLOWS

     E           NOTES TO FINANCIAL STATEMENTS

                          INDEPENDENT AUDITOR'S REPORT




To the Board of Directors
Owen Miscellaneous Metals, Inc.
Cayce, South Carolina


We have audited the accompanying balance sheet of Owen Miscellaneous Metals, Inc. as of December 31, 1993, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Owen Miscellaneous Metals, Inc. as of December 31, 1993, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




/s/ DERRICK, STUBBS & STITH
Derrick, Stubbs & Stith
March 14, 1994

                                                                       EXHIBIT A
                        OWEN MISCELLANEOUS METALS, INC.

                                 BALANCE SHEET

                               DECEMBER 31, 1993


                 ASSETS
                 ------

Current Assets:
- --------------
 Cash                                                $     605,044
 Accounts Receivable - Customers,
  Less, Allowance for Doubtful Accounts
  of $ 4,732                                               579,520
 Accounts Receivable - Other                                 2,220
 Inventories                                               534,766
 Assets Purchased for Resale                               615,981
 Prepaid Expense                                             1,524
                                                     -------------
                                                                     $    2,339,055

Property and Equipment:
- ----------------------
 Land                                                $     140,568
 Offices and Plants                                        371,199
 Machinery and Equipment                                   611,024
 Furniture and Fixtures                                     96,464
 Autos and Trucks                                          193,738
 Other                                                      11,822
                                                     -------------
  Total Cost                                         $   1,424,815
 Less, Accumulated Depreciation                          1,135,221
                                                     -------------
                                                                            289,594
                                                                     --------------
Other Assets:
- ------------
 Fixed Assets Under Construction                     $      14,831
 Deferred Charges                                           10,067
 Other Assets                                                   87
                                                     -------------
                                                                             24,985
                                                                     --------------

  Total Assets                                                       $    2,653,634
                                                                     ==============

LIABILITIES AND STOCKHOLDER'S EQUITY
- ------------------------------------

Current Liabilities
- -------------------
 Accounts Payable                                    $     413,254
 Notes Payable - Amount Due Within One Year
   (Note 2)                                                590,000
  Payroll Taxes Payable                                      8,076
 Sales Taxes Payable                                         3,294
 Accrued Expenses                                           43,044
 Other Liabilities                                             718
                                                     -------------
                                                                     $    1,058,386

Long-Term Liabilities:
- ---------------------
 Notes Payable - Amount Due After One Year
   (Note 2)                                                                  10,000
                                                                     --------------

  Total Liabilities                                                  $    1,068,386

Stockholder's Equity:
- --------------------
 Common Stock (10,000 shares of $ 10 par
  value authorized; 3,600 shares
  issued and outstanding)                            $      36,000
 Retained Earnings - Exhibit C                           1,549,248
                                                     -------------
                                                                          1,585,248
                                                                     --------------

   Total Liabilities and Stockholder's Equity                        $    2,653,634
                                                                     ==============

See Notes to Financial Statements.

                                                                       EXHIBIT B

                        OWEN MISCELLANEOUS METALS, INC.

                              STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1993


                                                                                                      % of
                                                                        Amount                        Sales
                                                                 -------------------                 ------
Sales                                                            $         8,366,975                 100.00

Cost of Sales                                                              4,821,487                  57.63
                                                                 -------------------                 ------

  Gross Income                                                   $         3,545,488                  42.37

Manufacturing Expenses                                                     2,320,556                  27.73
                                                                 -------------------                 ------

  Manufacturing Income                                           $         1,224,932                  14.64

General and Administrative Expenses                                        1,391,835                  16.64
                                                                 -------------------                 ------

  Net Operating Income (Loss)                                    $          (166,903)                 (2.00)

Other Income and Expenses - Net                                              196,238                   2.35
                                                                 -------------------                 ------

  Net Income - Exhibit C                                         $            29,335                    .35
                                                                 ===================                 ======




See Notes to Financial Statements.

                                                                       EXHIBIT C

                        OWEN MISCELLANEOUS METALS, INC.

                         STATEMENT OF RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 1993





Retained Earnings, Beginning                                                  $    1,546,373

Net Income - Exhibit B                                                                29,335

Dividends Paid                                                                       (26,460)
                                                                              --------------

Retained Earnings, Ending - Exhibit A                                         $    1,549,248
                                                                              ==============




See Notes to Financial Statements.

                                                                       EXHIBIT D

                        OWEN MISCELLANEOUS METALS, INC.

                            STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1993



Cash Flows from Operating Activities:
- ------------------------------------
  Net Income - Exhibit B                                                              $       29,335
  Adjustments to Reconcile Net Income to Net Cash
    Provided by (Used-in) Operating Activities:
      Depreciation and Amortization                                                           53,368
      Allowance for Doubtful Accounts                                                            598
      Gain on Sale of Purchased Assets                                                      (260,001)
      Changes in Operating Assets and Liabilities:
        (Increase) Decrease in Accounts Receivable                                           609,831
        (Increase) Decrease in Inventories                                                   177,062
        (Increase) Decrease in Other Assets                                                      260
        Increase (Decrease) in Accounts Payable and Accrued Expenses                        (282,229)
                                                                                      --------------
            Net Cash Provided by Operating Activities                                 $      328,224
                                                                                      --------------
Cash Flows from Investing Activities:
- ------------------------------------
  Purchases of Property and Equipment                                                 $     (961,845)
  Proceeds from Sale of Property and Equipment                                             1,495,000
                                                                                      --------------
    Net Cash Provided by Investing Activities                                         $      533,155
                                                                                      --------------
Cash Flows from Financing Activities:
- ------------------------------------
  Payments on Long-Term Debt                                                          $       (5,000)
  Payments on Short-Term Debt                                                               (265,000)
  Dividends Paid                                                                             (26,460)
                                                                                      --------------
    Net Cash (Used-in) Financing Activities                                           $     (296,460)
                                                                                      --------------

Net Increase in Cash                                                                  $      564,919
- --------------------

Cash:
- ----
  Beginning                                                                                   40,125
                                                                                      --------------

  Ending                                                                              $      605,044
                                                                                      ==============

Supplemental Disclosures of Cash Flow Information:
- -------------------------------------------------
  Cash Payments for:
     Interest                                                                         $       47,415
                                                                                      ==============

See Notes to Financial Statements.

                                                                       EXHIBIT E
                                                                         Sheet 1

                        OWEN MISCELLANEOUS METALS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1993


1.   Significant Accounting Policies:

        1.1 Profits on contracts are recorded on the basis of the Company's estimate of projected revenue and costs on the percentage of completion method applied to individual contracts. Any revisions that are required in contract estimates during the course of the work are reflected in the accounting period in which the facts that require the revision become known.

        1.2 The Company regularly buys and sells used metal fabricating equipment for profit. Sales on these transactions are recognized when deliveries are made.

        1.3 Inventories are stated at the lower of cost or market, using principally the last-in, first-out method (LIFO).

        1.4 Property and Equipment is stated at cost. For financial reporting purposes, depreciation is computed using principally the accelerated method over the useful lives of the assets which are as follows:

                                                                                                    Years
                                                                                                    -----
                             Autos and Trucks                                                      3 to 4
                             Machinery and Equipment                                              5 to 10
                             Office Furniture and Fixtures                                        5 to 10
                             Computer Hardware and Software                                          5
                             Buildings                                                               20

        1.5 The Company participates in a deferred cash [401(k)] plan covering full time employees who have one year of service and are age twenty-one or older. Company contributions to the Plan are determined annually by the Board of Directors. Participants are immediately one hundred percent (100%) vested. The Company does not have any unfunded liability under this Plan. The Company made contributions to the Plan for the year ended December 31, 1993 of $ 32,405.

2.   Notes Payable:

        2.1 On January 17, 1986, Owen Miscellaneous Metals, Inc. entered into an agreement with Beatrice Parker to purchase approximately 4 acres of land near its plant site in Cayce, S. C. In addition to a cash down payment, the Company issued a note in the amount of $ 50,000 payable in ten (10) annual payments beginning January 17, 1987 of principal plus interest at the rate of nine percent (9%). At December 31, 1993, the outstanding balance on this loan was $15,000 maturing in three (3) annual principal payments of $5,000 through 1996.

     2.2 On July 1, 1992, the Company entered into a demand note agreement with The South Carolina National Bank whereby loans up to $1,000,000 were made bearing interest at the bank's prime rate. This note was reduced to $585,000 on November 23, 1993. The outstanding unpaid principal and accrued interest are payable on demand. The outstanding balance on this loan was $585,000 at December 31, 1993.

                                                                       EXHIBIT E
                                                                         Sheet 2

                        OWEN MISCELLANEOUS METALS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                         YEARS ENDED DECEMBER 31, 1993


3.   Income Taxes:

     Beginning with the year 1982, the stockholders elected, under Section 1372 of the Internal Revenue Code, to be taxed as a small business corporation and have the Corporation's taxable income taxed to the shareholders
     individually rather than to the Corporation.   Beginning with the year
     1984, this election was made for State purposes.

4.   Major Customer:

     The Company regularly buys and sells used metal fabricating equipment for profit. The majority of these transactions are with a single company. Sales of this equipment, along with their related costs, are netted and reported in the Statement of Income under the caption "Gain on Sale of Purchased Assets". Inventories of these assets are reported in the Balance Sheet under the caption "Assets Purchased for Resale". No overhead or other costs other than the purchase price of the assets has been applied to these operations in calculating gains on sales.

     Sales of purchased assets for the year ended December 31, 1993 were $1,494,999. These sales comprised 15% of total revenue for the year ended December 31, 1993.

                        OWEN MISCELLANEOUS METALS, INC.

                                FINANCIAL REPORT

                               DECEMBER 31, 1992

                        OWEN MISCELLANEOUS METALS, INC.

                                     INDEX

                          YEAR ENDED DECEMBER 31, 1992




INDEPENDENT AUDITOR'S REPORT ON THE FINANCIAL STATEMENTS


FINANCIAL STATEMENTS


EXHIBITS

     A           BALANCE SHEET

     B           STATEMENT OF INCOME

     C           STATEMENT OF RETAINED EARNINGS

     D           STATEMENT OF CASH FLOWS

     E           NOTES TO FINANCIAL STATEMENTS

                          INDEPENDENT AUDITOR'S REPORT




To the Board of Directors
Owen Miscellaneous Metals, Inc.
Cayce, South Carolina


We have audited the accompanying balance sheet of Owen Miscellaneous Metals, Inc. as of December 31, 1992, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Owen Miscellaneous Metals, Inc. as of December 31, 1992, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




/s/ DERRICK, STUBBS & STITH
Derrick, Stubbs & Stith
March 11, 1993

                                                                       EXHIBIT A
                        OWEN MISCELLANEOUS METALS, INC.

                                 BALANCE SHEET

                               DECEMBER 31, 1992


                 ASSETS
                 ------

Current Assets:
- --------------
 Cash                                                $      40,125
 Accounts Receivable - Customers,
  Less, Allowance for Doubtful Accounts
  of $ 4,134                                             1,187,618
 Accounts Receivable - Other                                 4,552
 Inventories                                               711,828
 Prepaid Expense                                             1,784
                                                     -------------
                                                                    $    1,945,907

Property and Equipment:
- ----------------------
 Land                                                $     140,568
 Offices and Plants                                        371,199
 Machinery and Equipment                                   570,771
 Furniture and Fixtures                                     93,549
 Autos and Trucks                                          193,738
 Other                                                      11,822
                                                     -------------
  Total Cost                                         $   1,381,647
 Less, Accumulated Depreciation                          1,085,140
                                                     -------------
                                                                           296,507
Other Assets:
- ------------
 Fixed Assets Under Construction                     $      14,519
 Assets Purchased for Resale                               932,614
 Deferred Charges                                           13,354
 Other Assets                                                   87
                                                     -------------
                                                                           960,574
                                                                    --------------

  Total Assets                                                      $    3,202,988
                                                                    ==============

LIABILITIES AND STOCKHOLDER'S EQUITY
- ------------------------------------

Current Liabilities
- -------------------
 Accounts Payable                                    $     700,264
 Notes Payable - Amount Due Within One Year
   (Note 3)                                                855,000
 Payroll Taxes Payable                                       9,119
 Sales Taxes Payable                                         5,613
 Accrued Expenses                                           34,813
 Other Liabilities                                             806
                                                     -------------
                                                                    $    1,605,615

Long-Term Liabilities:
- ---------------------
 Notes Payable - Amount Due After One Year
   (Note 3)                                                                 15,000
                                                                    --------------
  Total Liabilities                                                 $    1,620,615

Stockholder's Equity:
- --------------------
 Common Stock (4,000 shares of $ 10 par
  value authorized; 3,600 shares
  issued and outstanding)                            $      36,000
 Retained Earnings - Exhibit C                           1,546,373
                                                     -------------
                                                                         1,582,373
                                                                    --------------

   Total Liabilities and Stockholder's Equity                       $    3,202,988
                                                                    ==============

See Notes to Financial Statements.

                                                                       EXHIBIT B

                        OWEN MISCELLANEOUS METALS, INC.

                              STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1992


                                                                                                      % of
                                                                        Amount                        Sales
                                                                 -------------------                 ------
Sales                                                            $         7,480,050                 100.00

Cost of Sales                                                              4,088,981                  54.66
                                                                 -------------------                 ------

  Gross Income                                                   $         3,391,069                  45.34

Manufacturing Expenses                                                     2,295,356                  30.69
                                                                 -------------------                 ------

  Manufacturing Income                                           $         1,095,713                  14.65

General and Administrative Expenses                                        1,303,914                  17.43
                                                                 -------------------                 ------

 Net Operating Income (Loss)                                     $          (208,201)                 (2.78)

Other Income and Expenses - Net                                              228,293                   3.05
                                                                 -------------------                 ------

  Net Income - Exhibit C                                         $            20,092                    .27
                                                                 ===================                =======

See Notes to Financial Statements.

                                                                       EXHIBIT C

                        OWEN MISCELLANEOUS METALS, INC.

                         STATEMENT OF RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 1992





Retained Earnings, Beginning                                                  $    1,625,281

Net Income - Exhibit B                                                                20,092

Dividends Paid                                                                       (99,000)
                                                                              --------------

Retained Earnings, Ending - Exhibit A                                         $    1,546,373
                                                                              ==============

See Notes to Financial Statements.

                                                                       EXHIBIT D

                        OWEN MISCELLANEOUS METALS, INC.

                            STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1992



Cash Flows from Operating Activities:
- ------------------------------------
  Net Income - Exhibit B                                                            $         20,092
  Adjustments to Reconcile Net Income to Net Cash
    Provided by (Used-in) Operating Activities:
      Depreciation and Amortization                                                           60,462
      Allowance for Doubtful Accounts                                                         (2,657)
      Loss on Disposal of Property and Equipment                                                 392
      Gain on Sale of Purchased Assets                                                      (265,663)
      Changes in Operating Assets and Liabilities:
        (Increase) Decrease in Accounts Receivable                                           326,733
        (Increase) Decrease in Inventories                                                  (136,031)
        (Increase) Decrease in Other Assets                                                     (762)
        Increase (Decrease) in Accounts Payable and Accrued Expenses                          98,539
                                                                                    ----------------
            Net Cash Provided by Operating Activities                               $        101,105
                                                                                    ----------------
Cash Flows from Investing Activities:
- ------------------------------------
  Purchases of Property and Equipment                                               $     (1,377,739)
  Proceeds from Sale of Property and Equipment                                             1,168,339
                                                                                    ----------------
    Net Cash (Used in) Investing Activities                                         $       (209,400)
                                                                                    ----------------
Cash Flows from Financing Activities:
- ------------------------------------
  Payments on Long-Term Debt                                                        $         (5,000)
  Payments on Short-Term Debt                                                                203,000
  Dividends Paid                                                                             (99,000)
                                                                                    ----------------
    Net Cash Provided by Financing Activities                                       $         99,000
                                                                                    ----------------
Net (Decrease) in Cash                                                              $         (9,295)
- ----------------------
Cash:
- ----
  Beginning                                                                                   49,420
                                                                                    ----------------

  Ending                                                                            $         40,125
                                                                                    ================
Supplemental Disclosures of Cash Flow Information:
- -------------------------------------------------
  Cash Payments for:
     Interest                                                                       $         45,736
                                                                                    ================

See Notes to Financial Statements.

                                                                       EXHIBIT E
                                                                         Sheet 1
                        OWEN MISCELLANEOUS METALS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1992


1.   Significant Accounting Policies:

        1.1 Profits on contracts are recorded on the basis of the Company's estimate of projected revenue and costs on the percentage of completion method applied to individual contracts. Any revisions that are required in contract estimates during the course of the work are reflected in the accounting period in which the facts that require the revision become known.

        1.2 The Company regularly buys and sells used metal fabricating equipment for profit. Sales on these transactions are recognized when deliveries are made.

        1.3 Inventories are stated at the lower of cost or market, using principally the last-in, first-out method (LIFO).

        1.4 Property and Equipment is stated at cost. For financial reporting purposes, depreciation is computed using principally the accelerated method over the useful lives of the assets which are as follows:

                                                                                                    Years
                                                                                                    -----
                             Autos and Trucks                                                      3 to 4
                             Machinery and Equipment                                              5 to 10
                             Office Furniture and Fixtures                                        5 to 10
                             Computer Hardware and Software                                          5
                             Buildings                                                               20

        1.5 The Company participates in a deferred cash [401(k)] plan covering full time employees who have one year of service and are age twenty-one or older. Company contributions to the Plan are determined annually by the Board of Directors. Participants are immediately one hundred percent (100%) vested. The Company does not have any unfunded liability under this Plan. The Company made contributions to the Plan for the year ended December 31, 1992 of $ 35,058.

2.   Loans Payable - Affiliate:

     Prior to June 30, 1992, the Company had a loan agreement with an affiliated company, Owen Steel Company, Inc., whereby loans are made bearing interest at prime less 1/4%. There was no outstanding loan balance due affiliate at December 31, 1992.

3.   Notes Payable:

        2.1 On January 17, 1986, Owen Miscellaneous Metals, Inc. entered into an agreement with Beatrice Parker to purchase approximately 4 acres of land near its plant site in Cayce, S. C. In addition to a cash down payment, the Company issued a note in the amount of $ 50,000 payable in ten (10) annual payments beginning January 17, 1987 of principal plus interest at the rate of nine percent (9%). At December 31, 1992, the outstanding balance on this loan was $20,000 maturing in four (4) annual principal payments of $5,000 through 1996.

                                                                       EXHIBIT E
                                                                         Sheet 2

                        OWEN MISCELLANEOUS METALS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1992


     2.2 On July 1, 1992, the Company entered into an unsecured revolving commercial loan agreement with The South Carolina National Bank whereby loans up to $1,000,000 are made bearing interest at the bank's prime rate. The outstanding unpaid principal and accrued interest are payable on demand. At December 31, 1992, the outstanding balance on this loan was $850,000.

4.   Income Taxes:

     Beginning with the year 1982, the stockholders elected, under Section 1372 of the Internal Revenue Code, to be taxed as a small business corporation and have the Corporation's taxable income taxed to the shareholders
     individually rather than to the Corporation.   Beginning with the year
     1984, this election was made for State purposes.

5.   Major Customer:

     The Company regularly buys and sells used metal fabricating equipment for profit. The majority of these transactions are with a single company. Sales of this equipment, along with their related costs, are netted and reported in the Statement of Income under the caption "Gain on Sale of Purchased Assets". Inventories of these assets are reported in the Balance Sheet under the caption "Assets Purchased for Resale". No overhead or other costs other than the purchase price of the assets has been applied to these operations in calculating gains on sales.

     Sales of purchased assets for the year ended December 31, 1992 were $1,168,339. These sales comprised 14% of total revenue for the year ended December 31, 1992.

                        OWEN MISCELLANEOUS METALS, INC.

                                FINANCIAL REPORT

                               DECEMBER 31, 1991

                        OWEN MISCELLANEOUS METALS, INC.

                                     INDEX

                          YEAR ENDED DECEMBER 31, 1991





INDEPENDENT AUDITOR'S REPORT ON THE FINANCIAL STATEMENTS


FINANCIAL STATEMENTS


EXHIBITS

     A           BALANCE SHEET

     B           STATEMENT OF INCOME

     C           STATEMENT OF RETAINED EARNINGS

     D           STATEMENT OF CASH FLOWS

     E           NOTES TO FINANCIAL STATEMENTS

                          INDEPENDENT AUDITOR'S REPORT




To the Board of Directors
Owen Miscellaneous Metals, Inc.
Cayce, South Carolina


We have audited the accompanying balance sheet of Owen Miscellaneous Metals, Inc. as of December 31, 1991, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Owen Miscellaneous Metals, Inc. as of December 31, 1991, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ DERRICK, STUBBS & STITH
Derrick, Stubbs & Stith
February 19, 1992

                                                                       EXHIBIT A
                        OWEN MISCELLANEOUS METALS, INC.

                                 BALANCE SHEET

                               DECEMBER 31, 1991


                 ASSETS
                 ------

Current Assets:
- --------------
 Cash                                                $      49,420
 Accounts Receivable - Customers,
  Less, Allowance for Doubtful Accounts
  of $ 6,791                                             1,512,985
 Accounts Receivable - Other                                 3,260
 Inventories                                               575,797
 Prepaid Expense                                             1,023    $   2,142,485
                                                     -------------

Property and Equipment:
- ----------------------
 Land                                                $     140,568
 Offices and Plants                                        368,099
 Machinery and Equipment                                   539,143
 Furniture and Fixtures                                     82,940
 Autos and Trucks                                          193,738
 Other                                                      11,822
                                                     -------------
  Total Cost                                         $   1,336,310
 Less, Accumulated Depreciation                          1,029,226
                                                     -------------
                                                                            307,084
Other Assets:
- ------------
 Fixed Assets Under Construction                     $      18,659
 Assets Purchased for Resale                               513,278
 Deferred Charges                                            3,763
 Other Assets                                                   87
                                                     -------------
                                                                            535,787
                                                                      -------------

  Total Assets                                                        $   2,985,356
                                                                      =============

LIABILITIES AND STOCKHOLDER'S EQUITY
- -------------------------------------
Current Liabilities:
- --------------------
 Accounts Payable                                    $     570,278
 Notes Payable - Amount Due Within One Year
   (Note 3)                                                  5,000
 Loans Payable - Affiliate (Note 2)                        647,000
 Payroll Taxes Payable                                      11,908
 Sales Taxes Payable                                         4,632
 Accrued Expenses                                           64,294
 Other Liabilities                                             963
                                                     -------------
                                                                      $   1,304,075

Long-Term Liabilities:
- ---------------------
 Notes Payable - Amount Due After One Year
   (Note 3)                                                                  20,000
                                                                      -------------

  Total Liabilities                                                   $   1,324,075

Stockholder's Equity:
- --------------------
 Common Stock (4,000 shares of $ 10 par
  value authorized; 3,600 shares
  issued and outstanding)                            $      36,000
 Retained Earnings - Exhibit C                           1,625,281
                                                     -------------
                                                                          1,661,281
                                                                      -------------

   Total Liabilities and Stockholder's Equity                         $   2,985,356
                                                                      =============

See Notes to Financial Statements.

                                                                       EXHIBIT B

                        OWEN MISCELLANEOUS METALS, INC.

                              STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1991


                                                                                                     % of
                                                                        Amount                       Sales
                                                                 -------------------                 ------
Sales                                                            $         8,691,894                 100.00

Cost of Sales                                                              5,180,164                  59.60
                                                                 -------------------                 ------

  Gross Income                                                   $         3,511,730                  40.40

Manufacturing Expenses                                                     2,093,068                  24.08
                                                                 -------------------                 ------

  Manufacturing Income                                           $         1,418,662                  16.32

General and Administrative Expenses                                        1,421,698                  16.35
                                                                 -------------------                 ------

  Net Operating Income (Loss)                                    $            (3,036)                  (.03)

Other Income and Expenses - Net                                              103,826                   1.19
                                                                 -------------------                 ------

  Net Income - Exhibit C                                         $           100,790                   1.16
                                                                 ===================                 ======

See Notes to Financial Statements.

                                                                       EXHIBIT C

                        OWEN MISCELLANEOUS METALS, INC.

                         STATEMENT OF RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 1991





Retained Earnings, Beginning                                                $     1,589,291
Net Income - Exhibit B                                                              100,790

Dividends Paid                                                                      (64,800)

Retained Earnings, Ending - Exhibit A                                       $     1,625,281
                                                                            ===============

See Notes to Financial Statements.

                                                                       EXHIBIT D

                        OWEN MISCELLANEOUS METALS, INC.

                            STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1991



Cash Flows from Operating Activities:
- ------------------------------------
  Net Income - Exhibit B                                                              $      100,790
  Adjustments to Reconcile Net Income to Net Cash
    Provided by (Used-in) Operating Activities:
      Depreciation and Amortization                                                           73,969
      Allowance for Doubtful Accounts                                                            357
      Gain on Sale of Purchased Assets                                                      (113,012)
      Changes in Operating Assets and Liabilities:
        (Increase) Decrease in Accounts Receivable                                          (781,769)
        (Increase) Decrease in Inventories                                                   291,045
        (Increase) Decrease in Other Assets                                                     (439)
        Increase (Decrease) in Accounts Payable and Accrued Expenses                         323,104
                                                                                      --------------
            Net Cash (Used in) Operating Activities                                   $     (105,955)
                                                                                      --------------

Cash Flows from Investing Activities:
- ------------------------------------
  Purchases of Property and Equipment                                                 $     (766,948)
  Proceeds from Sale of Property and Equipment                                               437,465
                                                                                      --------------
    Net Cash (Used in) Investing Activities                                           $     (329,483)
                                                                                      --------------

Cash Flows from Financing Activities:
- ------------------------------------
  Payments on Long-Term Debt                                                          $       (5,000)
  Loans from Affiliate                                                                       522,000
  Dividends Paid                                                                             (64,800)
                                                                                      --------------
    Net Cash Provided by Financing Activities                                         $      452,200
                                                                                      --------------
Net Increase in Cash                                                                  $       16,762
- --------------------

Cash:
- ----
  Beginning                                                                                   32,658
                                                                                      --------------

  Ending                                                                              $       49,420
                                                                                      ==============
Supplemental Disclosures of Cash Flow Information:
- -------------------------------------------------
  Cash Payments for:
     Interest                                                                         $        8,352
                                                                                      ==============


See Notes to Financial Statements.

                                                                       EXHIBIT E


                        OWEN MISCELLANEOUS METALS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1991


1.   Significant Accounting Policies:

        1.1 Profits on contracts are recorded on the basis of the Company's estimate of projected revenue and costs on the percentage of completion method applied to individual contracts. Any revisions that are required in contract estimates during the course of the work are reflected in the accounting period in which the facts that require the revision become known.

        1.2 Inventories are stated at the lower of cost or market, using principally the last-in, first-out method (LIFO).

        1.3 Property and Equipment is stated at cost. For financial reporting purposes, depreciation is computed using principally the accelerated method over the useful lives of the assets which are as follows:

                                                                                                    Years
                                                                                                    -----
                             Autos and Trucks                                                      3 to 4
                             Machinery and Equipment                                              5 to 10
                             Office Furniture and Fixtures                                        5 to 10
                             Computer Hardware and Software                                          5
                             Buildings                                                               20

        1.4 The Company participates in a deferred cash [401(k)] plan covering full time employees who have one year of service and are age twenty-one or older. Company contributions to the Plan are determined annually by the Board of Directors. Participants are immediately one hundred percent (100%) vested. The Company does not have any unfunded liability under this Plan. The Company made contributions to the Plan for the year ended December 31, 1991 of $ 34,896.

2.   Loans Payable - Affiliate:

     The Company has a loan agreement with an affiliated company, Owen Steel Company, Inc., whereby loans are made bearing interest at prime less 1/4%. The outstanding loan payable to the affiliated company amounted to $647,000 at December 31, 1991.

3.   Notes Payable:

     On January 17, 1986, Owen Miscellaneous Metals, Inc. entered into an agreement with Beatrice Parker to purchase approximately 4 acres of land near its plant site in Cayce, S. C. In addition to a cash down payment, the Company issued a note in the amount of $ 50,000 payable in ten (10) annual payments beginning January 17, 1987 of principal plus interest at the rate of nine percent (9%). At December 31, 1991, the outstanding balance on this loan was $25,000 maturing in five (5) annual principal payments of $5,000 through 1996.

4.   Income Taxes:

     Beginning with the year 1982, the stockholders elected, under Section 1372 of the Internal Revenue Code, to be taxed as a small business corporation and have the Corporation's taxable income taxed to the shareholders
     individually rather than to the Corporation.   Beginning with the year
     1984, this election was made for State purposes.

                            OWEN STEEL COMPANY, INC.
                              AND ITS SUBSIDIARIES
                    CONSOLIDATED COMPARATIVE BALANCE SHEETS
                   SEPTEMBER 30, 1994 AND SEPTEMBER 30, 1993
                                  (UNAUDITED)



                                                      September 30,
                  Assets                         1994               1993
                  ------                   ----------------   ----------------
Current Assets:
  Cash on Hand and In Banks                     $4,745,703         $3,160,267
  Accounts Receivable - Customers               27,854,286         33,147,697
  Accounts Receivable - Other                       90,659             93,529
  Inventories                                   15,978,083         21,202,419
  Prepaid Expenses                                 413,923            112,807
  Income Tax Refunds Due                           137,996          5,332,300
                                           ----------------   ----------------
     Total Current Assets                       49,220,650         63,049,019
                                           ----------------   ----------------

Long-Term Investments:
  Other Investments                                 75,000             75,000
                                           ----------------   ----------------

Property and Equipment:
  Land                                           2,014,145          2,009,145
  Offices and Plants                            13,752,959         13,674,499
  Machinery and Equipment                       63,678,706         62,930,565
  Furniture and Fixtures                         2,773,504          2,577,112
  Autos and Trucks                               5,581,270          5,916,632
  Other                                          1,404,141          1,405,138
                                           ----------------   ----------------
     Total                                      89,204,725         88,513,091
  Less, Accumulated Depreciation                51,955,484         47,226,248
                                           ----------------   ----------------
     Total Property and Equipment               37,249,241         41,286,843
                                           ----------------   ----------------

Other Assets:
  Cash Surrender Value of Life Insurance         2,762,771          2,699,674
  Fixed Assets Under Construction                  502,283            395,174
  Deferred Charges                                 373,216            331,251
  Other Assets                                       3,340              9,130
                                           ----------------   ----------------
     Total Other Assets                          3,641,610          3,435,229
                                           ----------------   ----------------


                                           ----------------   ----------------
     Total Assets                              $90,186,501       $107,846,091
                                           ================   ================

                                                      September 30,
               Liabilities                       1994               1993
               -----------                 ----------------   ----------------
Current Liabilities:
  Accounts Payable                             $18,269,635        $22,589,875
  Short-Term Notes Payable                      10,000,000         10,000,000
  Loans Payable-Due in One Year                 22,051,597          4,278,851
  Other Payables and Accrued Expenses            8,412,555          2,338,169
  Provision for Waste Removal                    5,085,669            625,000

                                           ----------------   ----------------
     Total Current Liabilities                  63,819,456         39,831,895
                                           ----------------   ----------------

Long-Term Liabilities:
  Loans Payable-Due After One Year                                 17,730,894
  Insurance Loans Payable                                           2,278,921
  Other Long-Term Liabilities                      760,853            742,921
                                           ----------------   ----------------
     Total Long-Term Liabilities                   760,853         20,752,736
                                           ----------------   ----------------
     Total Liabilities                          64,580,309         60,584,631
                                           ----------------   ----------------
Deferred Income Taxes                            1,320,012            699,967
                                           ----------------   ----------------
Minority Interests                               1,406,512          2,212,240
                                           ----------------   ----------------
Stockholders' Equity:
  Capital Stock:
    Class A Voting Common                          865,500            865,500
    Class B Non-Voting Common                    2,820,000          2,820,000
  Additional Paid In Capital                        60,000             60,000
  Retained Earnings                             21,533,841         43,003,426
                                           ----------------   ----------------
                                                25,279,341         46,748,926
  Less, Treasury Stock                           2,399,673          2,399,673
                                           ----------------   ----------------
     Total Stockholders' Equity                 22,879,668         44,349,253
                                           ----------------   ----------------
     Total Liabilities and
       Stockholders' Equity                    $90,186,501       $107,846,091
                                           ================   ================

                            OWEN STEEL COMPANY, INC.
                              AND ITS SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)


                                                 NINE MONTHS ENDED               NINE MONTHS ENDED
                                                 SEPTEMBER 30, 1994              SEPTEMBER 30, 1993
                                               ------------------------        ------------------------
                                                                % of                            % of
                                                   Amount       Sales              Amount       Sales
                                               --------------- --------        --------------- --------
Sales                                            $146,110,569   100.00           $157,051,631   100.00

Cost of Sales                                     135,562,766    92.78            146,306,816    93.16
                                              ---------------- --------       ---------------- --------

  Gross Income                                     10,547,803     7.22             10,744,815     6.84

General and Administrative Expenses                26,290,741    17.99             25,603,626    16.30
                                              ---------------- --------       ---------------- --------

  Net Operating Income (Loss)                     (15,742,938)  (10.77)           (14,858,811)   (9.46)

Other Income and (Expenses) - Net                  (2,277,287)   (1.56)            (2,011,446)   (1.28)
                                              ---------------- --------       ---------------- --------

  Net Income (Loss) Before Income Taxes           (18,020,225)  (12.33)           (16,870,257)  (10.74)

Income Tax Expense (Benefit)                          467,314     0.32             (5,711,204)   (3.64)
                                              ---------------- --------       ---------------- --------

  Net Income (Loss) Before Minority Interests     (18,487,539)  (12.65)           (11,159,053)   (7.11)

Minority Interests                                   (627,965)   (0.43)              (882,466)   (0.56)
                                              ---------------- --------       ---------------- --------

  Net Income (Loss)                              ($17,859,574)  (12.22)          ($10,276,587)   (6.54)
                                              =========================       =========================


                            OWEN STEEL COMPANY, INC.
                              AND ITS SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF RETAINED EARNINGS
                          SEPTEMBER 30, 1994 AND 1993
                                  (UNAUDITED)



                                                      September 30, 1994     September 30, 1993
                                                      ------------------     ------------------
Retained Earnings - Beginning                               $39,393,415            $53,280,013

Add, Net Income  (Loss)                                     (17,859,574)           (10,276,587)
                                                      ------------------     ------------------

Retained earnings - Ending                                  $21,533,841            $43,003,426
                                                      ==================     ==================


                            OWEN STEEL COMPANY, INC.
                              AND ITS SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 NINE MONTHS ENDED SEPTEMBER 30, 1994 AND 1993
                                  (UNAUDITED)




                                                                          NINE MONTHS ENDED        NINE MONTHS ENDED
                                                                               9/30/94                  9/30/93
OPERATING ACTIVITIES:                                                     -----------------        -----------------
  Net Income (Loss)                                                           ($17,859,574)            ($10,276,587)
  Adjustments to Reconcile Net Loss to Net Cash
    Provided by (Used in) Operating Activities:
      Depreciation and Amortization                                              3,878,073                4,075,874
      Deferred Income Taxes                                                        569,171                 (439,996)
      Deferred Compensation                                                         13,575                   13,069
      (Gain) Loss on Disposal of Property and Equipment                            (53,019)                   1,503
      Minority Interest in Net Income                                             (627,965)                (882,466)
      Changes in Operating Assets and Liabilities:
      (Increase) Decrease in Accounts Receivable                                  (893,225)               5,293,734
      (Increase) Decrease in Income Tax Refunds Due                              4,972,704
      (Increase) Decrease in Inventories                                         4,798,636                5,991,834
      (Increase) Decrease in Other Assets                                         (309,517)               1,207,678
      Increase (Decrease) in Accounts Payable and Accrued Expenses               8,581,540                1,652,952
                                                                          -----------------        -----------------
          Net Cash Provided by (Used in) Operating
            Activities                                                           3,070,399                6,637,595
                                                                          -----------------        -----------------
INVESTING ACTIVITIES:
  Purchase of Property and Equipment                                            (1,032,657)                (990,848)
  Proceeds from Sale of Property and Equipment                                      21,820                  106,785
  (Increase) Decrease in Cash Surrender Value of Life Insurance                   (143,331)                (281,979)
                                                                          -----------------        -----------------
    Net Cash Provided by (Used in) Investing Activities                         (1,154,168)              (1,166,042)
                                                                          -----------------        -----------------
FINANCING ACTIVITIES:
  Increase (Decrease) in Short-Term Borrowings                                                             (381,504)
  Increase (Decrease) in Long-Term Borrowings                                                            (2,460,342)
  Payments on Long-Term Debt                                                    (2,256,820)
                                                                          -----------------        -----------------
    Net Cash Provided by (Used in) Financing Activities                         (2,256,820)              (2,841,846)
                                                                          -----------------        -----------------
Increase (Decrease) in Cash and Cash Equivalents                                  (340,589)               2,629,707

Cash and Cash Equivalents at Beginning of Period                                 5,086,292                  530,560
                                                                          -----------------        -----------------
Cash and Cash Equivalents at End of Period                                      $4,745,703               $3,160,267
                                                                          =================        =================


                       SOUTH CAROLINA STEEL CORPORATION
                          GREENVILLE, SOUTH CAROLINA
                          COMPARATIVE BALANCE SHEETS
                   SEPTEMBER 30, 1994 AND SEPTEMBER 30, 1993
                                  (UNAUDITED)


                                                       September 30,
                  Assets                         1994               1993
                  ------                   ----------------   ----------------
Current Assets:
  Cash on Hand and In Banks                     $1,263,904           $400,816
  Accounts Receivable - Customers                4,194,112          5,914,423
  Accounts Receivable - Other                       13,666              3,830
  Inventories                                    2,209,278          1,571,633
  Prepaid Expenses                                   5,792              4,159
  Prepaid Income Taxes                                                 98,163
                                           ----------------   ----------------
     Total Current Assets                        7,686,752          7,993,024
                                           ----------------   ----------------

Investments and Long-Term Receivables:
  Investment in Subsidiaries and
    Affiliated Company                           1,069,606          1,537,848
                                           ----------------   ----------------

Property and Equipment:
  Land                                              82,729             82,730
  Offices and Plants                             1,606,414          1,656,271
  Machinery and Equipment                        2,577,303          2,350,223
  Furniture and Fixtures                           319,612            262,816
  Autos and Trucks                                 602,835            601,498
  Other                                            272,600            214,918
                                           ----------------   ----------------
     Total                                       5,461,493          5,168,456
  Less, Accumulated Depreciation                 3,958,489          3,757,630
                                           ----------------   ----------------
     Total Property and Equipment                1,503,004          1,410,826
                                           ----------------   ----------------
Other Assets:
  Fixed Assets Under Construction                  318,731             47,754
  Deferred Income Taxes                            112,217             75,452
  Deferred Charges                                      86              3,849
  Other Assets                                      15,000             15,000
                                           ----------------   ----------------
                                                   446,034            142,055
                                           ----------------   ----------------

     Total Assets                              $10,705,396        $11,083,753
                                           ================   ================




                                                       September 30,
               Liabilities                       1994               1993
               -----------                 ----------------   ----------------
Current Liabilities:
  Accounts Payable                              $2,092,725         $2,069,412
  Short-Term Loans Payable                           1,000          1,951,000
  Notes Payable-Amount Due Within One Year         100,000            100,000
  Other Payables and Accrued Expenses            1,281,339            895,273


                                           ----------------   ----------------
     Total Current Liabilities                   3,475,064          5,015,685
                                           ----------------   ----------------

Long-Term Liabilities:
  Notes Payable-Amount Due After One Year                             100,000
                                           ----------------   ----------------
     Total Liabilities                           3,475,064          5,115,685
                                           ----------------   ----------------


Stockholders' Equity:
  Capital Stock                                     25,000             25,000
  Retained Earnings                              8,039,897          6,777,633
                                           ----------------   ----------------
                                                 8,064,897          6,802,633
  Less, Treasury Stock                             834,565            834,565
                                           ----------------   ----------------
     Total Stockholders' Equity                  7,230,332          5,968,068
                                           ----------------   ----------------



     Total Liabilities and
       Stockholders' Equity                    $10,705,396        $11,083,753
                                           ================   ================


                        SOUTH CAROLINA STEEL CORPORATION
                           GREENVILLE, SOUTH CAROLINA
                      COMPARATIVE STATEMENTS OF OPERATIONS
                                  (UNAUDITED)



                                                     Nine Months Ended September 30,
                                                       1994                      1993
                                            -----------------------     -----------------------
                                                            % of                        % of
                                               Amount       Sales          Amount       Sales
                                            -------------- --------     -------------- --------
Sales                                         $20,425,929   100.00        $22,074,243   100.00

Cost of Sales                                  15,997,938    78.32         19,059,671    86.34
                                           --------------- --------    --------------- --------

  Gross Income                                  4,427,991    21.68          3,014,572    13.66

General and Administrative Expenses             2,486,922    12.18          2,755,725    12.48
                                           --------------- --------    --------------- --------

  Net Operating Income                          1,941,069     9.50            258,847     1.17

Other Income and (Expenses) - Net                  31,840     0.16            (10,166)   (0.05)
                                           --------------- --------    --------------- --------

  Net Income Before Income Taxes                1,972,909     9.66            248,681     1.13

Income Taxes                                      740,127     3.62             94,065     0.43
                                           --------------- --------    --------------- --------

  Net Income Before Equity in Net
   Income (Loss) of Affiliated Company          1,232,782     6.04            154,616     0.70


  Equity in Net Income (Loss) of
   Affiliated Company                            (237,952)   (1.16)          (347,000)   (1.57)

                                           --------------- --------    --------------- --------
  Net Income (Loss)                              $994,830     4.87          ($192,384)   (0.87)
                                           =============== ========    =============== ========


                        SOUTH CAROLINA STEEL CORPORATION
                           GREENVILLE, SOUTH CAROLINA
                        STATEMENTS OF RETAINED EARNINGS
                                  (UNAUDITED)



                                                September 30, 1994          September 30, 1993
                                                ------------------          ------------------
Retained Earnings - Beginning                          $7,045,067                  $6,970,017

Add, Net Income (Loss)                                    994,830                    (192,384)
                                                ------------------          ------------------

Retained earnings - Ending                             $8,039,897                  $6,777,633
                                                ==================          ==================

                        SOUTH CAROLINA STEEL CORPORATION
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 NINE MONTHS ENDED SEPTEMBER 30, 1994 AND 1993
                                  (UNAUDITED)



                                                                             9 Months Ended           9 Months Ended
                                                                                 9/30/94                 9/30/93
OPERATING ACTIVITIES:                                                        ----------------        ----------------
  Net Income (Loss)                                                                 $994,830               ($192,384)
  Adjustments to Reconcile Net Income to Net Cash
    Provided by (Used in) Operating Activities:
      Depreciation and Amortization                                                  222,894                 209,740
      Deferred Income Taxes                                                         (272,233)                  3,201
      (Gain) Loss on Disposal of Property and Equipment                               (4,405)                   (718)
      Undistributed Loss of Affiliated Company                                       237,952                 347,000
      Changes in Operating Assets and Liabilities:
      (Increase) Decrease in Accounts Receivable                                     755,342              (2,238,184)
      (Increase) Decrease in Inventories                                              68,848                 919,338
      (Increase) Decrease in Other Assets                                               (666)
      Increase (Decrease) in Accounts Payable and Accrued Expenses                 1,268,106                 765,504
                                                                             ----------------        ----------------
          Net Cash Provided by (Used in) Operating
            Activities                                                             3,270,668                (186,503)
                                                                             ----------------        ----------------
INVESTING ACTIVITIES:
  Purchase of Property and Equipment                                                (541,975)               (525,091)
  Proceeds from Sale of Property and Equipment                                         6,150                  32,567
                                                                             ----------------        ----------------
    Net Cash Provided by (Used in) Investing Activities                             (535,825)               (492,524)
                                                                             ----------------        ----------------
FINANCING ACTIVITIES:
  Increase (Decrease) in Short-Term Borrowings                                    (1,425,000)                675,000
  Payments on Long-Term Debt                                                        (100,000)               (100,000)
                                                                             ----------------        ----------------
    Net Cash Provided by (Used in) Financing Activities                           (1,525,000)                575,000
                                                                             ----------------        ----------------
Increase (Decrease) in Cash and Cash Equivalents                                   1,209,843                (104,027)

Cash and Cash Equivalents at Beginning of Period                                      54,061                 504,843
                                                                             ----------------        ----------------
Cash and Cash Equivalents at End of Period                                        $1,263,904                $400,816
                                                                             ================        ================


                        OWEN MISCELLANEOUS METALS, INC.
                           COMPARATIVE BALANCE SHEETS
                   SEPTEMBER 30, 1994 AND SEPTEMBER 30, 1993
                                  (UNAUDITED)

                                                  September 30,
                Assets                       1994               1993
                ------                 ----------------   ----------------
Current Assets:
  Cash on Hand and In Banks                   $677,938            $26,759
  Accounts Receivable - Customers            1,017,836          1,582,455
  Accounts Receivable - Other                    2,068              4,719
  Inventories                                  336,661            622,060
  Prepaid Expenses                               1,524              1,785
  Assets Held for Resale                       546,189            512,947
                                       ----------------   ----------------
     Total Current Assets                    2,582,216          2,750,725
                                       ----------------   ----------------

Property and Equipment:
  Land                                         140,568            140,568
  Offices and Plants                           379,806            371,199
  Machinery and Equipment                      614,076            611,023
  Furniture and Fixtures                       100,246             95,387
  Autos and Trucks                             212,796            193,738
  Other                                         11,822             30,880
                                       ----------------   ----------------
     Total                                   1,459,314          1,442,795
  Less, Accumulated Depreciation             1,178,639          1,129,338
                                       ----------------   ----------------
     Total Property and Equipment              280,675            313,457
                                       ----------------   ----------------

Other Assets:
  Fixed Assets Under Construction               36,469             14,831
  Other Assets                                      87                 87
                                       ----------------   ----------------
     Total Other Assets                         36,556             14,918
                                       ----------------   ----------------


     Total Assets                           $2,899,447         $3,079,100
                                       ================   ================

                                                   September 30,
             Liabilities                     1994               1993
             -----------               ----------------   ----------------
Current Liabilities:
  Accounts Payable                            $725,210           $709,961
  Short-Term Notes Payable                       5,000            890,000
  Payroll Taxes Payable                          9,142
  Sales Taxes Payable                            2,961             13,200
  Accrued Expenses                              53,077             95,774
  Other Liabilities                                834                802
                                       ----------------   ----------------
     Total Current Liabilities                 796,224          1,709,737

Long-Term Liabilities:
  Loans Payable-Due After One Year               5,000             10,000
                                       ----------------   ----------------
     Total Liabilities                         801,224          1,719,737
                                       ----------------   ----------------
Stockholders' Equity:
  Capital Stock                                 36,000             36,000
  Retained Earnings                          2,062,223          1,323,363
                                       ----------------   ----------------
                                             2,098,223          1,359,363
                                       ----------------   ----------------

     Total Liabilities and
       Stockholders' Equity                 $2,899,447         $3,079,100
                                       ================   ================


                       OWEN MISCELLANEOUS METALS, INC.
                           COLUMBIA, SOUTH CAROLINA
                     COMPARATIVE STATEMENTS OF OPERATIONS
                                 (UNAUDITED)


                                                        Nine Months Ended September 30,
                                                       1994                         1993
                                            -----------------------      -----------------------
                                                            % of                         % of
                                               Amount       Sales           Amount       Sales
                                            -------------- --------      -------------- --------
Sales                                          $8,396,235   100.00          $6,378,973   100.00

Cost of Sales                                   6,968,020    82.99           5,692,751    89.24
                                           --------------- --------     --------------- --------

  Gross Income                                  1,428,215    17.01             686,222    10.76

General and Administrative Expenses               921,613    10.98           1,046,199    16.40
                                           --------------- --------     --------------- --------

  Net Operating Income                            506,602     6.03            (359,977)   (5.64)

Other Income and (Expenses) - Net                  60,374     0.72             163,428     2.56
                                           --------------- --------     --------------- --------

  Net Income (Loss)                              $566,976     6.75           ($196,549)   (3.08)
                                           ========================     ========================


                        OWEN MISCELLANEOUS METALS, INC.
                             CAYCE, SOUTH CAROLINA
                        STATEMENTS OF RETAINED EARNINGS
                          SEPTEMBER 30, 1994 AND 1993
                                  (UNAUDITED)


                                                          September 30, 1994       September 30, 1993
                                                          -------------------      -------------------
Retained Earnings - Beginning                                     $1,549,247               $1,546,372

Add, Net Income (Loss)                                               566,976                 (196,549)

Less, Dividends Paid                                                 (54,000)                 (26,460)

                                                          -------------------      -------------------

Retained earnings - Ending                                        $2,062,223               $1,323,363
                                                          ===================      ===================



                         OWEN MISCELLANEOUS METALS, INC
                            STATEMENTS OF CASH FLOWS
                 NINE MONTHS ENDED SEPTEMBER 30, 1994 AND 1993
                                  (UNAUDITED)



                                                                             9 Months Ended           9 Months Ended
                                                                                 9/30/94                 9/30/93
OPERATING ACTIVITIES:                                                        ----------------        ----------------
  Net Income (Loss)                                                                 $566,976               ($196,549)
  Adjustments to Reconcile Net Income to Net Cash
    Provided by (Used in) Operating Activities:
      Depreciation and Amortization                                                   59,358                  38,493
      (Gain) Loss on Disposal of Property and Equipment                              (87,020)               (215,904)
      Changes in Operating Assets and Liabilities:
      (Increase) Decrease in Accounts Receivable                                    (505,320)               (424,657)
      (Increase) Decrease in Inventories                                             248,105                  89,767
      (Increase) Decrease in Other Assets                                             69,791                 419,666
      Increase (Decrease) in Accounts Payable and Accrued Expenses                  (349,838)                 69,713
                                                                             ----------------        ----------------
          Net Cash Provided by (Used in) Operating
            Activities                                                                 2,052                (219,471)
                                                                             ----------------        ----------------
INVESTING ACTIVITIES:
  Purchase of Property and Equipment                                                (147,030)                (42,402)
  Proceeds from Sale of Property and Equipment                                       861,872                 239,967
                                                                             ----------------        ----------------
    Net Cash Provided by (Used in) Investing Activities                              714,842                 197,565
                                                                             ----------------        ----------------
FINANCING ACTIVITIES:
  Increase (Decrease) in Short-Term Borrowings                                      (585,000)                 40,000
  Payments on Long-Term Debt                                                          (5,000)                 (5,000)
  Dividends Paid                                                                     (54,000)                (26,460)
                                                                             ----------------        ----------------
    Net Cash Provided by (Used in) Financing Activities                             (644,000)                  8,540
                                                                             ----------------        ----------------
Increase (Decrease) in Cash and Cash Equivalents                                      72,894                 (13,366)

Cash and Cash Equivalents at Beginning of Period                                     605,044                  40,125
                                                                             ----------------        ----------------
Cash and Cash Equivalents at End of Period                                          $677,938                 $26,759
                                                                             ================        ================


     (b)       Pro forma financial information

     On November 15, 1994, the Company acquired all the outstanding common stock of three privately owned companies - Owen Steel Company, Inc. and two affiliated corporations, Owen Miscellaneous Metals, Inc. and South Carolina Steel Corporation (all three combined referred to as "Owen"). The Company paid approximately $50 million consisting of $25 million in cash and the issuance of 932,301 shares, valued at $26.875 per share, of the Company's common stock. The Company also provided funds for the retirement of approximately $32 million of Owen debt at the closing. Approximately $9 million of the acquisition price is presently maintained in an escrow account, subject to final determination of the net worth of Owen at the closing date and certain other post-closing adjustments. The transaction is accounted for by the purchase method of accounting.

     The following unaudited pro forma statements of earnings have been derived from historical financial statements of the Company (for the fiscal year ended August 31, 1994 and the three months ended November 30, 1994) and Owen (for the twelve months ended September 30, 1994 and the three months ended September 30,
1994). The information is adjusted to give effect to the acquisition of Owen by the Company as if it had occurred on September 1, 1993. The pro forma statements of earnings are presented for informational purposes only and do not purport to be indicative of the results of operations that actually would have resulted if the acquisition had been consummated on September 1, 1993.

     Both the Company and Owen operate in cyclical businesses. Accordingly, results during the first quarter of a fiscal year are not necessarily indicative of results which may be expected for an entire fiscal year. The pro forma statements of operations should be read in conjunction with the related notes and Owen's financial statements and related notes contained elsewhere in this filing.

     The following unaudited pro forma balance sheet has been derived from the historical balance sheet of the Company as of November 30, 1994. The information is adjusted to give effect to the acquisition of Owen by the Company as if it had occurred on November 30, 1994. As the actual date of acquisition was November 15, 1994, the November 30 balance sheet already reflects a summary accounting of the transaction. The adjustments represent a further refinement of the allocation of the purchase price to the fair value of assets acquired and liabilities assumed. The allocation is still preliminary and subject to possible material change as more information becomes available and contingencies are resolved. The pro forma balance sheet is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the acquisition had occurred on November 30, 1994. The pro forma balance sheet should be read in conjunction with the related notes and the Company's consolidated financial statements and related notes previously filed November 28, 1994 on Form 10-K for the year ended August 31, 1994 and Form 10-Q filed January 13, 1995, for the quarter ended November 30, 1994.

PRO FORMA STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                   Year ended August 31,1994
(in thousands except share data)                                      CMC           Owen         Pro forma       Adj
                                                                   Historical     Historical     Adjustments      #     Pro forma
Revenues                                                           $1,666,234       $234,910                            $1,901,144

Cost of goods sold                                                  1,504,566        211,357          3,454       2      1,719,377
Selling, general and administrative expenses                          111,490         38,491          1,296       3        151,277
Interest expense                                                        9,271          3,281           (978)      4         11,574

                                                                    1,625,327        253,129          3,772              1,882,228

Earnings (loss) before income taxes                                    40,907        (18,219)        (3,772)                18,916

Income taxes                                                           14,737          1,629         (6,068)      5         10,298

Net earnings (loss)                                                   $26,170       ($19,848)         2,296                 $8,618

Net earnings per share - primary and
         fully diluted                                                  $1.75        -              -             6          $0.54

Weighted average shares outstanding                                14,956,479        -              -             6     15,888,780

                                                                    Quarter ended November 30,1994
                                                                       CMC           Owen         Pro forma
                                                                    Historical     Historical     Adjustments          Pro forma
Revenues                                                             $413,738        $65,646                              $479,384

Cost of goods sold                                                    365,683         53,343            863       2        419,889
Selling, general and administrative expenses                           29,678         10,117            297       3         40,092
Interest expense                                                        3,029            820           (130)      4          3,719
Litigation accrual                                                      6,650              0                                 6,650
                                                                      405,040         64,280          1,030                470,350

Earnings before income taxes                                            8,698          1,366         (1,030)                 9,034

Income taxes                                                            2,326            797           (361)      5          2,763

Net earnings                                                           $6,372           $569           (670)                $6,272

Net earnings per share - primary and
         fully diluted                                                  $0.44        -              -             6          $0.41

Weighted average shares outstanding                                14,537,716        -              -             6     15,470,017

See notes to pro forma statements of operations

Notes to pro forma statements of operations

1. The fiscal year end of CMC is August 31; of Owen, December 31. These pro forma statements of operations combine CMC's fiscal year ended August 31,1994 results with twelve months to September 30,1994 of Owen. CMC's fiscal quarter ended November 30,1994 is combined with Owen's fiscal quarter ended September 30,1994.



2. Adjustments to cost of goods sold:                                                                      Year        Quarter
         Owen historical depreciation and amortization                                                      (5,635)     (1,409)

         Depreciation and amortization based on purchase cost allocation and
         asset lives in accordance with CMC accounting policy                                                9,089       2,272

                                                                                   NET                       3,454         863

3. Adjustments to selling, general and administrative expenses:

         Eliminate salaries/benefits of officers and employees of Owen not
         continuing with CMC                                                                                  (729)       (182)

         Salaries and benefits of planned increase in workforce                                              1,365         341

         Reduction of professional fees incurred on standalone basis                                          (690)       (166)

         Professional fees to be incurred as part of consolidated group                                        100          25

         Eliminate expenses related to acquisition                                                             (50)        (46)

         Startup costs - computer setup, training, travel, etc.                                                800         200

         Increase level of maintenance expenditures                                                            500         125

                                                                                   NET                       1,296         297

4. Adjustments to interest expense:

         Eliminate interest expense on Owen debt retired at acquisition                                     (3,281)       (820)

         Interest expense on debt incurred by CMC for Owen acquisition                                       2,303         690

                                                                                   NET                        (978)       (130)

5. Income tax effects of pro forma adjustments are calculated at the 35% marginal statutory rate. Amount represents the tax effect of the Owen loss plus the pro forma adjustments ($18,219 + $3,772 at 35%) less 1,629 taxes incurred.


6. Weighted average shares outstanding

         As part of the acquisition agreement, approximately 164,000 shares (of the 932,301 shares issued at acquisition) of CMC stock are held in an escrow account subject to the resolution of contingencies over a two year period. The disposition of these shares in the first year of operations is unknown; for purposes of calculating earnings per share maximum dilution is assumed.

PRO FORMA BALANCE SHEET (UNAUDITED)                                                               November 30,1994
(in thousands)                                                                        CMC         Pro forma     Adj      Pro forma
                                                                                   Historical     Adjustments    #
ASSETS

Current assets:
   Cash and temporary investments                                                    $22,385                               $22,385
   Accounts receivable                                                               239,239         31,364       2        270,603
   Financial services loans and advances                                                 500                                   500
   Inventories                                                                       138,635         33,541       2        172,176
   Net working capital - SMI Owen Steel                                               20,065        (20,065)      2              0
   Other                                                                              31,980          1,782                 33,762

   Total current assets                                                              452,804         46,622                499,426

Other assets                                                                           2,229                                 2,229

Property,plant,and equipment:
   Land                                                                               10,747          6,345       2         17,092
   Buildings                                                                          32,367          9,143       2         41,510
   Equipment                                                                         361,521           (762)      2        360,759
   Leasehold improvements                                                             15,730                                15,730
   Construction in process                                                             9,124                                 9,124

   Less accumulated depreciation and amortization                                   (220,620)                             (220,620)
                                                                                     208,869         14,726                223,595

Total assets                                                                        $663,902         61,348               $725,250


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Commercial paper                                                                  $10,000                               $10,000
   Notes payable                                                                      40,000                                40,000
   Financial services notes payable                                                   25,659                                25,659
   Accounts payable                                                                   83,584         20,963       2        104,547
   Other payables and accrued expenses                                                74,850         27,851       2        102,701
   Income taxes payable                                                                3,498                                 3,498
   Current maturities of long-term debt                                                4,855                                 4,855

   Total current liabilities                                                         242,446         48,814                291,260

Deferred income taxes                                                                 19,077         12,534      2,3        31,611

Long-term debt                                                                       129,877                               129,877

Stockholders' equity:

Preferred stock                                                                            0                                     0
Common stock                                                                          80,663                                80,663
Additional paid-in-capital                                                            11,016                                11,016
Retained earnings                                                                    197,654                               197,654

Less treasury stock                                                                  (16,831)                              (16,831)

Total liabilities and equity                                                        $663,902         61,348               $725,250

See notes to pro forma balance sheet

Notes to pro forma balance sheet

1. The purchase price is as follows:

            Cash paid to Owen shareholders                                                      $25,055
            Value of stock issued to Owen shareholders                                           25,055
            Owen debt retired at acquisition                                                     31,937
            Transaction costs paid by CMC                                                         1,220

            Total                                                                               $83,267

   This was reflected in CMC's historical November 30,1994 statements as follows:

            Cash                                                                                  5,518
            Net working capital - SMI Owen Steel                                                 20,065
            Other current assets                                                                  1,220
            Equipment                                                                            55,245
            Long-term debt                                                                      (56,993)
            Stockholders' equity                                                                (25,055)


2. Allocation of purchase price to assets acquired and liabilities asssumed:                     CMC       Pro forma
                                                                                              Historical
                                                                                               11/30/94
   Cash                                                                                           5,518       5,518
   Accounts receivable                                                                                       31,364
   Inventories                                                                                               33,541
   Other current assets                                                                           1,220       3,002
   Net working capital - SMI Owen Steel                                                          20,065

   Land                                                                                                       6,345
   Buildings                                                                                                  9,143
   Equipment                                                                                     55,245      54,483

   Accounts payable                                                                                         (20,963)
   Other payables and accrued expenses                                                                      (27,851)

   Deferred income taxes                                                                                    (12,534)

   Long-term debt                                                                               (56,993)    (56,993)

   Stockholders' equity                                                                         (25,055)    (25,055)


3. Deferred income taxes arise from the difference between the fair value of property, plant, and equipment and their respective tax basis at the acquisition date. Taxes are calculated at the 35% marginal statutory rate.

Item 8. Not Applicable.



                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        COMMERCIAL METALS COMPANY

Date   January 27, 1995                 By:  /s/ STANLEY A. RABIN
                                               Stanley A. Rabin,
                                               President & Chief Executive
                                               Officer